UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

FARMLAND PARTNERS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

March 24, 2025
Dear Fellow Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmland Partners Inc., which will be held at 101 Main Street West, White Sulphur Springs, WV 24986, on May 6, 2025, at 10:00 a.m. Eastern Time.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.
The Proxy Statement, the accompanying form of proxy card, the Notice of Annual Meeting of Stockholders and the Annual Report to Stockholders/Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at http://www.proxyvote.com and may also be accessed through our website at www.farmlandpartners.com under the “SEC Filings” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.
Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.
On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on May 6, 2025.
Sincerely,

Paul A. Pittman	Luca Fabbri
Executive Chairman	President and Chief Executive Officer

FARMLAND PARTNERS INC.
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 6, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmland Partners Inc. (the “Company”) will be held at 101 Main Street West, White Sulphur Springs, WV 24986, on May 6, 2025, at 10:00 a.m. Eastern Time for the following purposes:
(1)
to elect the six director nominees named in the Proxy Statement;

(2)
to ratify the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

(3)
to approve, in an advisory (non-binding) vote, the compensation of our named executive officers;

(4)
to approve the Fourth Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan; and

(5)
to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on March 10, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on March 10, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Your vote is important. Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.
By Order of the Board of Directors,

Christine M. Garrison General Counsel and Secretary
Denver, Colorado March 24, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2025.
This Notice of Annual Meeting of Stockholders, the Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

i

FARMLAND PARTNERS INC.
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237

PROXY STATEMENT

ABOUT THE MEETING
Why am I receiving this Proxy Statement?
This Proxy Statement contains information related to the solicitation of proxies for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 101 Main Street West, White Sulphur Springs, WV 24986, at 10:00 a.m. Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by Farmland Partners Inc. on behalf of our Board of Directors (also referred to as the “Board” in this Proxy Statement). In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Farmland Partners Inc.
We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending to our stockholders of record as of the close of business on March 10, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to the Annual Meeting. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referenced in the Notice, including an option to request paper copies on an ongoing basis. On or about March 24, 2025, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.
The Notice, this Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
What am I being asked to vote on?
You are being asked to vote on the following proposals:
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Proposal 1 (Election of Directors):   The election of the six director nominees named in this Proxy Statement, each for a term expiring at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”);

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Proposal 2 (Ratification of Crowe):   The ratification of Crowe LLP (“Crowe”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

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Proposal 3 (Advisory Vote on Executive Compensation):   The approval (on an advisory basis) of the compensation of our named executive officers;

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Proposal 4 (Approval of the Fourth Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan):   The approval of the fourth amendment and restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan (the “Amended Equity Plan”); and

•
To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board’s voting recommendations?
The Board recommends that you vote as follows:
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Proposal 1 (Election of Directors):   “FOR” each of the Board nominees for election as directors.

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Proposal 2 (Ratification of Crowe):   “FOR” the ratification of Crowe as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

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Proposal 3 (Advisory Vote on Executive Compensation):   “FOR” the approval of the compensation of our named executive officers.

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Proposal 4 (Approval of the Amended Equity Plan):   “FOR” the approval of the Amended Equity Plan.

Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock, par value $0.01 per share (our “Common Stock”), at the close of business on March 10, 2025, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. Our Common Stock constitutes the only class of securities entitled to vote at the Annual Meeting.
What are the voting rights of stockholders?
Each share of our Common Stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on.
No dissenters’ rights are provided under the Maryland General Corporation Law, our charter or our bylaws with respect to any of the proposals described in this Proxy Statement.
Who can attend the Annual Meeting?
All holders of our Common Stock at the close of business on the Record Date (March 10, 2025), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the Annual Meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact our General Counsel and Secretary at (720) 452-3100.
Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
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Stockholder of record.   If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

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Beneficial owner of shares held in street name.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares.

What will constitute a quorum at the Annual Meeting?
The presence at the meeting, in person or by proxy, of the holders of a majority of our Common Stock outstanding on the Record Date (March 10, 2025) will constitute a quorum, permitting our stockholders to conduct business at the Annual Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 45,990,382 shares of our Common Stock outstanding.
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.
What are broker non-votes?
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (the “NYSE”), the exchange on which shares of our Common Stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”
Proposal 2 (ratification of Crowe) is the only proposal that is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Crowe as our independent registered public accounting firm for our fiscal year ending December 31, 2025, even if the broker or other nominee does not receive voting instructions from you.
Under NYSE rules, Proposal 1 (Election of Directors), Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Approval of the Amended Equity Plan) are considered “non-routine” proposals. Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to the election of directors, the advisory vote on executive compensation and the approval of the Amended Equity Plan.
How many votes are needed for the proposals to pass?
The proposals to be voted on at the Annual Meeting have the following voting requirements:
•
Proposal 1 (Election of Directors):   Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the six director nominees receiving the highest number of “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 2 (Ratification of Crowe):   The affirmative vote of a majority of the votes cast once a quorum has been established is required to ratify the appointment of Crowe as our independent registered public accounting firm for our fiscal year ending December 31, 2025. For purposes of the vote on the ratification of Crowe as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•
Proposal 3 (Advisory Vote on Executive Compensation):   The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of the advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•
Proposal 4 (Approval of the Amended Equity Plan):   The affirmative vote of a majority of the votes cast once a quorum has been established is required to approve the Amended Equity Plan. For purposes of the vote on the approval of the Amended Equity Plan, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Will any other matters be voted on?
As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.
How do I vote?
If you are a registered stockholder as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on May 5, 2025, which is the day before the Annual Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the Annual Meeting and vote in person.
If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.
If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.
If I plan to attend the Annual Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record.
Beneficial owners of shares held in street name who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.
How are proxy card votes counted?
If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement; “FOR” the ratification of the appointment of Crowe as our independent registered public accounting firm for the fiscal year ending December 31, 2025; “FOR” the approval of the compensation of our named executive officers; “FOR” the approval of the Amended Equity Plan and as recommended by our Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?
Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.
Who pays the costs of soliciting proxies?
We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the Annual Report to Stockholders/Annual Report on Form 10-K for the fiscal year ended December 31, 2024, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, as of that date.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board is currently comprised of six directors, all of whom have terms expiring at the Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2026 Annual Meeting and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following director nominees are “independent” directors under the listing rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): John A. Good, Jennifer S. Grafton, Danny D. Moore, and Bruce J. Sherrick.
The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of the Board.
Nominees for Election for a One-Year Term Expiring at the 2026 Annual Meeting
The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.
Name	Age(1)	Title	Director Since
Luca Fabbri	56	President and Chief Executive Officer	2023
John A. Good	67	Independent Director	2018
Jennifer S. Grafton	48	Independent Director	2023
Danny D. Moore	62	Independent Director	2021
Paul A. Pittman	62	Executive Chairman	2014
Bruce J. Sherrick	61	Independent Director	2024

(1)
Age as of March 24, 2025

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he or she has served as a director.
Luca Fabbri.   Mr. Fabbri has served as our Chief Executive Officer and director since February 2023 and as our President since October 2021 and previously served as our Chief Financial Officer and Treasurer from the founding of our Company until October 2021. From November 2011 until 2014, Mr. Fabbri served as the Senior Vice President and Chief Operating Officer of American Agriculture. Mr. Fabbri was a founder of Co3 Systems Inc., an enterprise software company in Cambridge, MA, and served as its Vice President of Engineering from January 2010 to October 2011. From January 2003 to September 2012, Mr. Fabbri was a consultant with Elk Creek Ventures Inc., providing consulting services in technology, finance and corporate development. From April 2000 to December 2002, Mr. Fabbri served as Head of Corporate Development for Jazz Technologies, Inc. Mr. Fabbri also founded Thejobsite.com, a software company, and served as its Senior Vice President and Chief Financial Officer from April 2000 to December 2002. From August 1997 to January 2000, Mr. Fabbri was an Associate in mergers and acquisitions in the London office of Merrill Lynch & Co. Mr. Fabbri began his career in Italy as a technology and operations consultant. Mr. Fabbri has a B.S. with Honors in Economics from the University of Naples (Italy) and a M.B.A. in Finance from the Massachusetts Institute of Technology.
Based on his knowledge of the Company, its business and properties, his background in finance and his experience in the real estate industry, including acquiring and managing farmland, we have determined that Mr. Fabbri should serve as a director.
John A. Good.   Mr. Good has served as a director since his appointment to the Board on January 21, 2018. Since October 2018, Mr. Good has served as the Chief Executive Officer of NexPoint Storage Partners, Inc. (formerly, Jernigan Capital, Inc.), a REIT that provides capital to developers of self-storage facilities.

Mr. Good has also served as Chief Executive Officer of VineBrook Homes Trust, Inc. since 2024 and as President of VineBrook Homes, Inc. since November 2024. VineBrook Homes Trust, Inc. is a single-family rental REIT. Prior to serving as Chief Executive Officer of Jernigan Capital, Inc., Mr. Good served as the President and Chief Operating Officer of Jernigan Capital, Inc. (NYSE: JCAP) and as a director since June 2015. Prior to joining Jernigan Capital, Inc., Mr. Good was a partner and co-head of the REIT practice group of Morrison & Foerster LLP, a global law firm. From 1999 to 2013, Mr. Good was a partner, multi-term executive committee member and head of the REIT practice at the law firm of Bass, Berry & Sims PLC and prior to that was a stockholder and chair of the securities and M&A practice group at the law firm of Baker, Donelson, Bearman, Caldwell and Berkowitz P.C. Mr. Good has over 28 years’ experience working with senior management teams and boards of directors of public companies in the REIT and financial services industries on corporate finance, corporate governance, merger and acquisition, tax, executive compensation, joint venture and strategic planning projects. As a nationally recognized corporate and securities lawyer, he was lead counsel on over 200 securities offerings raising in excess of $25 billion over the past 25 years, with more than 125 of those deals being in the REIT industry. Mr. Good graduated from the University of Memphis with a B.B.A. in accounting, cum laude, in 1980, attained his CPA designation and practiced with a large regional CPA firm until entering University of Memphis School of Law, where he received his J.D. with honors in 1987. He has been nationally ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994.
Based on his extensive experience working with public companies in the REIT industry, we have determined that Mr. Good should serve as a director.
Jennifer S. Grafton.   Ms. Grafton has served as a director since her appointment to the Board in March 2023. Ms. Grafton most recently served as Executive Vice President, General Counsel and Corporate Secretary of E2open Parent Holdings, Inc., a supply chain software provider, a position she held from March 2023 to May 2024. Prior to serving as General Counsel, Ms. Grafton served as Deputy General Counsel and Assistant Secretary beginning in January 2021. Prior to joining E2open, Ms. Grafton served as Chief Administrative Officer and Chief Legal Officer of Westmoreland Coal Company (“Westmoreland”), a Nasdaq-listed global mining and energy company from 2008 through 2019. Westmoreland filed for Chapter 11 bankruptcy protection in October 2018 due to challenging market conditions and emerged from bankruptcy in March 2019. Prior to her tenure at Westmoreland, Ms. Grafton worked in the corporate governance and securities practices of various Denver-based law firms. In addition to various executive roles, in 2021 Ms. Grafton was appointed to serve as an independent director of Dakota Gold Corporation, a publicly-traded exploration stage gold mining company where she serves as Chair of the Compensation Committee and a member of the Audit and Nominating & Governance Committees. Ms. Grafton graduated from the University of Puget Sound with a B.A. in Politics & Government, from the University of Denver Sturm College of Law Order of the Coif with a J.D. and received her M.B.A. from the University of Michigan Ross School of Business with Highest Honors.
Based on her extensive experience working with public companies and her legal and governance expertise, we have determined that Ms. Grafton should serve as a director.
Danny D. Moore.   Mr. Moore has served as a director since November 2021. Mr. Moore has served as the President of DeNOVO Solutions, LLC and Thornberry Consulting, LLC, which provide scientific, engineering, technical and operational support services to the United States Department of Defense, since 2012. Mr. Moore has served on the Board of Directors of the Leadership Program of the Rockies since 2019 and on the Board of Directors of the Colorado Business Roundtable since 2020 and previously served as a member of the Board of Advisors of the University of Denver’s Graduate School of Professional Psychology from 2018 to 2020. Prior to his retirement from service in 2005, Mr. Moore served 24 years in the United States Navy. Mr. Moore holds an undergraduate degree from Colorado Christian University and a Masters of Business Administration from the University of Phoenix.
Based on his demonstrated operational expertise and leadership credentials, we have determined that Mr. Moore should serve as a director.
Paul A. Pittman.   Mr. Pittman has served as our Executive Chairman since our initial public offering in April 2014 and served as our Chief Executive Officer until February 2023 and as our President until

November 2021. Mr. Pittman grew up in a farm family and has been buying and operating farms since the mid-1990s. Many of his farmland assets in Illinois, Nebraska, and Colorado were contributed to Farmland Partners Inc. at the time of its initial public offering in 2014. Before devoting full attention to his farming and farmland ownership businesses, Mr. Pittman was the Chief Financial Officer of Jazz Technologies, a publicly traded semiconductor foundry. Prior to that, he started TheJobsite.com, which merged into HomeSphere, an enterprise software company where Mr. Pittman served as President. Mr. Pittman has worked as an investment banker in London, New York and San Francisco specializing in mergers and acquisitions with Merrill Lynch, Wasserstein Perella & Co, and ThinkEquity. He began his career as an attorney with Sullivan & Cromwell LLP. Mr. Pittman served in the United States Coast Guard. He earned a B.S. in Agriculture from the University of Illinois, a master’s degree in Public Policy from Harvard University, and a J.D. with Honors from the University of Chicago Law School.
Based on his knowledge of the Company, its business and properties, his past public company experience, his background in finance and his experience in the real estate industry, including acquiring and managing farmland, we have determined that Mr. Pittman should serve as the Executive Chairman of the Board.
Bruce J. Sherrick.   Dr. Sherrick has served as a director since his appointment to the Board in July 2024. Dr. Sherrick has held the Marjorie and Jerry Fruin Professorship at the University of Illinois since 2013 and has served as the Director of the TIAA-CREF Center for Farmland Research at the university’s Department of Agricultural and Consumer Economics since 2014. Since 2002, Dr. Sherrick has served as a Managing Partner of Integrated Financial Analytics & Research (iFAR), a consulting firm that specializes in credit risk assessment and modeling of agricultural finance institutions. Throughout his career, Dr. Sherrick has been active in the farmland investment community and currently manages webinars and reporting related to the NCREIF Farmland Data Set, a compilation of data that track the investment performance of farmland properties. He also oversees the annual Farmland Values and Lease Trends project for the Illinois Society of Professional Farm Managers and Rural Appraisers. Dr. Sherrick has served as a director of Peoples Company, a farm brokerage company, since 2024, a director of Leading Harvest, an agriculture sustainability company, since 2019 and a director of Twin Cedars Bank, an Iowa financial institution that specializes in agricultural finance, since 2021. Further, Dr. Sherrick served as a director and audit committee member of Farmer Mac (NYSE: AGM), an agricultural credit provider, from 2012 to 2021. Dr. Sherrick also serves as a Senior Advisor for Equilibrium Capital, a sustainability-driven asset management firm, and is on the advisory board of Promised Land Opportunity Zone (the “OZ Fund”), a private investment fund focused on acquiring and improving farmland in certain qualified opportunity zones within the United States. Dr. Sherrick graduated from The Ohio State University with a Bachelor of Science and a Ph.D., with a focus on finance, economics, and agriculture.
Based on his technical expertise, his background in the farmland investment community and his past public company experience, we have determined that Dr. Sherrick should serve as a director.
Vote Required and Recommendation
Directors are elected by plurality vote. Therefore, the six individuals with the highest number of affirmative votes will be elected to the six directorships. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Crowe as our independent registered public accounting firm for the fiscal year ending December 31, 2025. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in our and our stockholders’ best interests to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of Crowe will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions. It is not expected that a representative from Plante & Moran, PLLC (“Plante Moran”), the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, will be present at the Annual Meeting.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Crowe as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Crowe as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Crowe is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm but will not be required to appoint a different firm.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.
Recent Change of Independent Registered Public Accounting Firm
On February 25, 2025, after conducting an evaluation process, the Audit Committee elected to dismiss the Company’s previous independent registered public accounting firm, Plante Moran, and engage Crowe as the Company’s new independent registered public accounting firm. Plante Moran served as the Company’s independent registered accounting firm beginning in 2018.
During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through February 25, 2025, the effective date of the Company’s engagement of Crowe, neither the Company nor anyone on the Company’s behalf consulted with Crowe on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe did not provide either a written report or oral advice to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.
The audit reports of Plante Moran on the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2024 and December 31, 2023, as well as during the subsequent interim period preceding February 25, 2025, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Plante Moran with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Plante Moran, would have caused Plante Moran to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Audit and Non-Audit Fees for 2024 and 2023
Our consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 have been audited by Plante Moran, which served as our independent registered public accounting firm for those years.
The following table summarizes the fees billed by Plante Moran for services performed for the Company for the fiscal years ended December 31, 2024 and 2023, respectively:
	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees(1)	$557,650	$537,597
Audit-Related Fees(2)	7,250	—
Tax Fees	—	—
All Other Fees	—	—
Total	$564,900	$537,597

(1)
Audit Fees for 2024 and 2023 include actual fees for the 2024 and 2023 audits and reviews of our Quarterly Reports on Form 10-Q.

(2)
Audit-Related fees for 2024 and 2023 consist of fees related to additional services associated with our securities offerings and registration statements and the issuance of comfort letters and consents.

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Company’s Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”) or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit-related and non-audit services to the Company. Pursuant to the Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit-related and non-audit services.
Additionally, all audit-related and non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. During the year ended December 31, 2024, all of the services provided by Plante Moran were pre-approved under the Pre-Approval Policy.

CORPORATE GOVERNANCE AND BOARD MATTERS
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•
the Board is not classified, with each of our directors subject to re-election annually;

•
four of our six directors are “independent” within the meaning of the listing standards of the NYSE;

•
all of our standing Board committees are comprised solely of independent directors;

•
we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law;

•
we do not have a stockholder rights plan; and

•
we have appointed a lead independent director.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.
Other Governance Enhancements
Our Board has undertaken a series of actions to strengthen our corporate governance, including the following:
•
We have adopted stock ownership guidelines, which require our Chief Executive Officer to own Common Stock worth four times his base salary and non-employee directors to own Common Stock having an aggregate value of $100,000. Compliance with the stock ownership guidelines is measured on December 31 of each year, based on the average closing price of a share of our Common Stock for the preceding fiscal year. As of December 31, 2024, our Executive Chairman and our Chief Executive Officer both held stock in excess of four times their base salaries, and each of our four non-employee directors then serving held over $100,000 of stock.

•
We have made certain amendments to our Corporate Governance Guidelines, our Policy on Inside Information and Insider Trading, and our Nominating and Corporate Governance Committee Charter, which include certain provisions that have strengthened our corporate governance. We have also adopted a Compensation Recoupment Policy and certain sustainability policies, as well as an internal cybersecurity policy focused on identifying, preventing and mitigating cybersecurity threats and responding to cybersecurity incidents. For more information on our oversight of cybersecurity risk, please see Item 1C “Cybersecurity” in our Annual Report on Form 10-K for the year ended December 31, 2024.

Role of the Board in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees — the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee — each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees
Our Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board may from time to time establish certain other committees to facilitate the management of our Company.
The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:
Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John A. Good*	X (chair)	X	X
Jennifer S. Grafton+	X	X (chair)	X
Danny D. Moore	X	X	X (chair)
Dr. Bruce J. Sherrick	X	X	X

+
Lead independent director

*
Audit committee financial expert

Audit Committee
The Audit Committee is currently comprised of Messrs. Good and Moore, Dr. Sherrick and Ms. Grafton, with Mr. Good serving as chair. Mr. Good qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. The Board has determined that each of the directors serving on our Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:
•
our accounting and financial reporting processes;

•
the integrity of our consolidated financial statements and financial reporting process;

•
our systems of disclosure controls and procedures and internal control over financial reporting;

•
our compliance with financial, legal and regulatory requirements;

•
the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•
the performance of our internal audit function; and

•
our overall risk profile.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.
During the fiscal year ended December 31, 2024, the Audit Committee met six times, including virtual and telephonic meetings.
Compensation Committee
The Compensation Committee is currently comprised of Messrs. Good and Moore, Dr. Sherrick and Ms. Grafton, with Ms. Grafton serving as chair. The Board has determined that each of the directors serving on our Compensation Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted a Compensation Committee charter, which details the principal authority and functions of the Compensation Committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•
reviewing and approving the compensation of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual Proxy Statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may form and delegate its authority to subcommittees when appropriate.
In November 2022, the Compensation Committee retained Alvarez and Marsal (“A&M”) to advise on matters related to executive officer and director compensation. Specifically, A&M provided relevant market data, current updates regarding trends in executive and director compensation and advice on compensation program design. Most recently, A&M was engaged in early 2024 to assist the Compensation Committee with its assessment of certain performance-based equity awards and related performance metrics. All of the services A&M performed for the Compensation Committee were related to executive and director compensation and were in support of decision making by the Compensation Committee.
During the fiscal year ended December 31, 2024, the Compensation Committee met three times, including virtual and telephonic meetings.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently comprised of Messrs. Good and Moore, Dr. Sherrick and Ms. Grafton, with Mr. Moore serving as chair. The Board has determined that each of the directors serving on our Nominating and Corporate Governance Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:
•
identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;

•
developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•
reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

•
reviewing and reassessing the adequacy of the Company’s charter and bylaws and recommending any revisions to the Board;

•
recommending to the Board nominees for each committee of the Board;

•
annually facilitating the assessment of the Board’s performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

•
overseeing the Board’s evaluation of management.

In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of relevant experience, expertise and background.
During the fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee met three times, including virtual and telephonic meetings.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board, along with their personal and professional integrity, demonstrated ability and judgement, experience, familiarity with the Company, diversity (of both experience and background) as well as certain other relevant factors.
Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Executive Chairman of the Board and Chief Executive Officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for election to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for election to the Board for stockholders to consider and vote upon at the annual meeting of stockholders.
On February 27, 2024, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, approved a reduction in the size of the Board from eight members to five members, to be effective immediately following the Annual Meeting.
On July 23, 2024, the Board voted to increase the size of the Board from five members to six members and Bruce J. Sherrick was appointed to the Board.
Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article II, Section 11 of the Company’s bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters — Stockholder Proposals and Nominations for the 2026 Annual Meeting.”
Code of Business Conduct and Ethics
The Board has established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by the Board or a committee of the Board, and any such waiver shall be promptly disclosed to stockholders as required by law and NYSE regulations.
Sustainability
We believe a strong commitment to multi-faceted sustainability supports our business model and promotes environmental stewardship. Our sustainability policy is founded on the principle of helping feed the world, especially people in poverty, with the least negative environmental impact possible. Sustainability is considered a high priority topic at all levels of our organization, with a commitment formulated by the Board and senior management team.
Social Impact, Human Rights, and Company Culture
Utilizing land for farming creates a more sustainable future for all by affordably feeding the world’s growing population and supplying food products that support better nutrition. Moreover, we act as a channel to bring capital, and therefore economic activity, to rural communities throughout the United States, supporting farming as a livelihood as it has been for thousands of years. We support the United Nations’ Universal Declaration of Human Rights and are committed to ensuring that human rights are respected throughout our extended community of employees, tenants and suppliers. We require our tenants to comply with all applicable labor and environmental regulations. We foster a company culture based on open communication and professional growth, and support employees engaged with non-profit organizations.
Environmental Sustainability
Farmland is more environmentally friendly than most types of commercial real estate, as agriculture naturally uses solar energy to capture carbon dioxide from the atmosphere and convert it into food, feed, fuel, and fiber. Principles of environmental sustainability are deeply interwoven into modern agricultural practices and are embedded into our farmland acquisition criteria and management practices. We foster long-term relationships with our tenants, who are incentivized to provide good stewardship for the land they rent from us. The use of farmland as a carbon sink to generate carbon credits is a double-impact (environmental and financial) opportunity that we believe will continue to increase in significance in coming years.
Renewable energy generation (wind and solar) is a component of our business model of growing importance. As of December 31, 2024, we leased acres to support two solar energy operational projects across ten farms and one wind energy project on one farm. We own nine additional farms which have options for future solar projects. We expect to continue to take advantage of opportunities to place solar panels and windmills on farmland owned by us.
We place significant emphasis on the support of biodiversity and wildlife. Our portfolio supports biodiversity through the enrollment of acres, in partnership with our tenants, in the U.S. Department of Agriculture’s Conservation Reserve Program (CRP). In exchange for a yearly rental payment, CRP participants agree to remove less-productive land from agricultural production and re-establish native vegetation to improve water quality, prevent erosion, and protect wildlife habitat. We also agreed in 2021 to sell Ducks Unlimited (“DU”) approximately 1,268 acres of farmland in a three-part conservation transaction to support habitat restoration and protection in Virginia. The multi-year, staged sale concluded in November 2023 and was designed to provide DU maximum flexibility to secure capital for the project. Many more of our farms provide habitat for waterfowl and other wildlife.
Sustainability Policies and Reporting
In February 2023, the Board adopted written Environmental Sustainability, Anti-Discrimination and Anti-Harassment, Anti-Bribery and Anti-Corruption Policies, in addition to a written Statement on Human Rights. We published our first sustainability report in September 2023, outlining in more detail our sustainability efforts, results and objectives.

Availability of Corporate Governance Materials
Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our Code of Ethics for Chief Executive Officer and Senior Financial Officers, on our website at www.farmlandpartners.com under “Corporate Information — Governance Documents,” and these documents are available in print to any stockholder who sends a written request to such effect to Farmland Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, Attention: General Counsel and Secretary. Information contained on or accessible from our website is not and should not be considered a part of this Proxy Statement.
Independence of Directors
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the Board of Directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).
The Board currently has six directors, four of whom the Board has affirmatively determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board has affirmatively determined that each of the following directors is independent under these standards: Ms. Grafton, Messrs. Good and Moore and Dr. Sherrick.
Messrs. Pittman and Fabbri are not independent as they are executive officers of the Company.
Board Leadership Structure
Separate Executive Chairman and Chief Executive Officer Positions
Our bylaws and our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Mr. Pittman currently serves as our Executive Chairman and Mr. Fabbri currently serves as our Chief Executive Officer and a member of the Board. We believe that this leadership structure is effective because it allows our Board to benefit from having multiple strong voices bringing separate views and perspectives to meetings.
As Executive Chairman, Mr. Pittman’s key responsibilities include facilitating communication between our Board and management, assessing management’s performance, managing Board members, preparing the agenda for each Board meeting, acting as chair of Board meetings and meetings of our Company’s stockholders and managing relations with stockholders, other stakeholders and the public.
In order to ensure that our Board functions independently from management, our independent directors meet regularly in executive session with and without members of management present. Our independent directors may request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is necessary. The Nominating and Corporate Governance Committee, which is comprised solely of independent directors, has the responsibility for coordinating Board and committee self-evaluations.
Lead Independent Director
The Board believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent directors and encourage independent Board leadership, the Board also has established the position of lead independent director, which currently is held by Ms. Grafton. Assuming Ms. Grafton is re-elected to the Board pursuant to Proposal 1, she will continue serving as lead independent director. The responsibilities of the lead independent director include, among others:

•
presiding at all meetings of the Board at which the Chairman of the Board is not present;

•
scheduling meetings of the independent directors from time to time, but not less than twice per year;

•
developing the agendas for, and presiding at, executive sessions of the independent directors of the Board;

•
communicating the sense of the Board to the Chief Executive Officer of the Company;

•
assisting the Chairman of the Board to review and set the agenda and schedule for each of the Board’s meetings, including bringing to the attention of the Chairman of the Board particular issues for the Board’s attention and consideration and assuring there is sufficient time for discussion of all agenda items;

•
assisting in improving the effectiveness of Board meetings;

•
assisting the Chairman of the Board in the review and approval of information and materials to be sent to the Board, including, in particular, providing input as to the quality, quantity and timeliness of the information submitted by the Company’s management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; and

•
coordinating with committee chairpersons with respect to committee self-evaluations.

Board and Committee Meetings
During the fiscal year ended December 31, 2024, the Board met four times including virtual and telephonic meetings. Each director then serving attended at least 75% of the applicable Board meetings and committee meetings during this time.
Annual Meeting Attendance
Pursuant to the policy set forth in our Corporate Governance Guidelines, each director is expected to attend the Annual Meeting, which may be satisfied either in person or by remote communication. Each director then serving attended our 2024 annual meeting of stockholders.
Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, our non-management directors meet in executive sessions without management participation regularly. The lead independent director presides at these sessions.
Communications with the Board
Stockholders and other interested parties may communicate with the Board by sending written correspondence to the “Lead Independent Director” c/o the General Counsel and Secretary of Farmland Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, who will then directly forward such correspondence to the lead independent director. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.
Director Compensation
As compensation for serving on the Board, each of our independent directors receives an annual fee of $37,500 and an additional $2,500 per year for committee service, regardless of the number of committees on which a director serves. The chair of each of the Audit, Compensation and Nominating and Corporate Governance Committees receives an additional annual fee of $7,500, $5,000 and $2,500, respectively, and the lead independent director receives an additional annual fee of $7,500; provided, however, if the lead independent director also serves as the Audit Committee Chair, he or she receives $2,500, and if he or she serves as both the Audit and Compensation Committee Chair, this amount is increased to $5,000. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Messrs. Pittman and Fabbri do not receive any additional compensation for their service on the Board.
The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.
Director Compensation Table
The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2024, other than Messrs. Pittman and Fabbri, who received no separate compensation for their service as directors. For information related to the compensation of Messrs. Pittman and Fabbri, please refer to “Compensation of Executive Officers — Summary Compensation Table.”
Name	Fees Paid in Cash	Awards(1)	Stock Compensation(2)	Total
John A. Good	$47,500	$43,160	$1,560	$92,220
Jennifer S. Grafton	$49,375	$43,160	$1,560	$94,095
Danny D. Moore	$42,497(3)	$43,160	$1,560	$87,217
Bruce J. Sherrick	$19,375	$46,040	$480	$65,895

(1)
Represents the aggregate grant date fair value of restricted shares of Common Stock granted on April 29, 2024 to Messrs. Good and Moore and Ms. Grafton and on July 23, 2024 to Dr. Sherrick computed in accordance with FASB ASC Topic 718.

(2)
Represents the dollar value of dividends paid on unvested restricted stock awards.

(3)
Amount reported includes $10,622 in shares of unrestricted stock received by Mr. Moore in lieu of his quarterly cash retainers, for a total of 963 unrestricted shares of stock.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board’s discretion.
Name	Age(1)	Title
Paul A. Pittman	62	Executive Chairman
Luca Fabbri	56	President and Chief Executive Officer
Christine Garrison	47	General Counsel and Corporate Secretary
Susan Landi	49	Chief Financial Officer and Treasurer

(1)
Age as of March 24, 2025

Set forth below is a description of the background of our General Counsel and Corporate Secretary, Christine Garrison, and Chief Financial Officer and Treasurer, Susan Landi. The backgrounds of Messrs. Pittman and Fabbri are described above under “Proposals to be Voted On — Proposal 1: Election of Directors.”
Christine Garrison.   Ms. Garrison has served as our General Counsel and Corporate Secretary since January 2022 and served as Deputy General Counsel from November 1, 2021 through December 31, 2021. Prior to joining the company, Ms. Garrison served as general counsel for various private and publicly traded real estate companies, including: Global Student Accommodation (GSA) (previously University Communities), a global student housing owner and operator, from May 2019 through October 2021; EdgeCore Digital Infrastructure, a data center owner and operator, from August 2018 through February 2019; and DCT Industrial Inc. (as deputy general counsel), a publicly traded industrial REIT (since acquired by ProLogis, Inc.), from August 2013 through August 2018. From August 2004 through July 2013, Ms. Garrison was an attorney with the law firm of Snell & Wilmer L.L.P., where she practiced in commercial litigation. Ms. Garrison received her J.D. from the University of Colorado and her B.S. from the University of Illinois.
Susan Landi.   Ms. Landi has been an accounting and audit professional since 2002. She joined the Company in 2019 as Vice President of Finance and was named Chief Financial Officer in May 2024. Prior to her employment with the Company, she worked as the Managing Member at SOLE Consulting LLC beginning in October 2018. Prior to that, Ms. Landi was employed at Moss Adams, where she served as Audit Senior Manager from 2017 to 2018, and Hein & Associates, where she served as Audit Senior Manager from 2002 to 2017. Ms. Landi received her B.S. in Accounting from Saint Vincent College and her M.B.A. from the University of Colorado. She is also a Certified Public Accountant.
COMPENSATION OF NAMED EXECUTIVE OFFICERS
The following provides compensation information pursuant to the scaled disclosure rules applicable to smaller reporting companies under SEC rules. Our named executive officers (“NEOs”), which consist of our principal executive officer and the two other most highly compensated executive officers, are:
2024		2023
Name	Title	Name	Title
Luca Fabbri	Chief Executive Officer and President	Luca Fabbri	Chief Executive Officer and President
Paul A. Pittman	Executive Chairman	Paul A. Pittman	Executive Chairman
Christine Garrison	General Counsel and Corporate Secretary	N/A	N/A
James Gilligan	Chief Financial Officer and Treasurer	James Gilligan	Chief Financial Officer and Treasurer

Summary Compensation Table
The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, to our NEOs in the fiscal years ended December 31, 2024 and 2023.
Name and Principal Position	Year	Salary	Non-Equity Incentive Comp(1)	Bonus(2)	Stock Awards(3)	All Other(4)	Total
Paul A. Pittman(5) Executive Chairman	2024	$575,000	$121,875	$1,325,000	$895,883	$67,846	$2,985,604
	2023	$575,000	$215,625	$359,375	$1,006,243	$33,360	$2,189,603
Luca Fabbri(5) President and Chief Executive Officer	2024	$375,000	$103,125	$1,025,000	$545,001	$35,710	$2,083,836
	2023	$375,000	$103,125	$171,875	$494,993	$17,830	$1,162,823
Christine Garrison General Counsel and Corporate Secretary	2024	$260,000	$48,750	$430,000	$124,568	$7,091	$870,409

James Gilligan(6) Former Chief Financial Officer and Treasurer	2024	$162,500	$—	$—	$259,520	$1,387,851	$1,809,871
	2023	$325,000	$61,875	$92,813	$249,991	$8,174	$737,853

(1)
The non-equity incentive compensation awards for Messrs. Pittman, Fabbri and Gilligan and Ms. Garrison are based on achievement of goals and objectives set by the Compensation Committee. For 2024 and 2023, the goals were (1) renewal rates of expiring leases and (2) AFFO/share.

(2)
The bonus awards for Messrs. Pittman, Fabbri and Gilligan and Ms. Garrison, which were determined in the sole discretion of the Compensation Committee, were based on the Compensation Committee’s assessment of the performance of the NEOs in the years presented. For Messrs. Pittman and Fabbri and Ms. Garrison, a significant portion of the bonus compensation earned for 2024 included a special bonus that was approved by the Compensation Committee in recognition of exemplary work for asset sales.

(3)
Represents the aggregate grant date fair value of the stock portion of the annual bonus paid to each NEO, computed in accordance with FASB ASC Topic 718. The stock portion of the bonus award was in the form of restricted shares of Common Stock that vest ratably over three years and is presented in the year in which the stock grant was made, rather than the year such grant was earned. For performance-based awards, the grant date fair value of the awards was calculated in accordance with FASB ASC Topic 718 based upon the probable outcome of such conditions, except for performance-based awards held by Mr. Gilligan, which were determined to be at target in accordance with Mr. Gilligan’s employment agreement. The value of performance-based awards granted in 2024, assuming achievement of the highest level of performance, and using the closing price of a share of our common stock as of the date of grant would be as follows: for Mr. Pittman, $323,612; for Mr. Fabbri, $196,847; and for Ms. Garrison, $44,973. The assumptions used to calculate these amounts are discussed in “Note 9 — Stockholders’ Equity and Non-controlling Interests — Equity Incentive Plan” in the notes to the consolidated financial statements in our 2024 Annual Report on Form 10-K.

(4)
Represents dividends paid on unvested shares of restricted stock.

(5)
Mr. Fabbri was appointed Chief Executive Officer on February 23, 2023. Mr. Pittman, the Company’s previous Chief Executive Officer, continues to serve as Executive Chairman.

(6)
The Company announced Mr. Gilligan’s departure from the Company on May 28, 2024, and Mr. Gilligan’s employment with the Company ended on June 30, 2024. In connection with Mr. Gilligan’s departure, he received a one-time severance payment of $1,372,848 pursuant to the terms of his employment agreement, as described more fully in “— Employment Agreements” below.

Compensation
Outstanding Equity Awards at Fiscal Year-End December 31, 2024
The following table presents information about our NEO’s outstanding equity awards as of December 31, 2024.
Name	Grant Date	Number of Shares That Have Not Vested(1)	Market Value of Shares That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(1)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested(2)
Paul A. Pittman(3) Executive Chairman	3/4/2024	66,943	$787,250	14,344	$168,691
	2/24/2023	63,465	$746,348
	3/3/2022	21,097	$248,101
Luca Fabbri(3) President and Chief Executive Officer	3/4/2024	40,724	$478,914	8,725	$102,612
	2/24/2023	31,202	$366,935
	3/3/2022	10,619	$124,879
Christine Garrison General Counsel and Corporate Secretary	3/4/2024	9,308	$109,462	1,993	$23,444
	2/24/2023	9,523	$111,990

James Gilligan(4) Former Chief Financial Officer and Treasurer	3/4/2024	—	$—	5,540	$65,150

(1)
Represents the unvested portion of shares of restricted stock granted under our Third Amended and Restated 2014 Equity Incentive Plan, all of which vest ratably on the first three anniversaries of the date of grant. With the exception of Mr. Gilligan’s shares, which will vest at target in accordance with his employment agreement, the number of shares that have not vested for performance-based stock awards are estimated to be (i) at target for awards for which the performance metric is absolute total shareholder return and (ii) below target for awards for which the performance metric is relative total shareholder return. The vesting period is three years from the grant date.

(2)
Market value reflects the number of restricted shares multiplied by $11.76 per share, which was the closing price of our Common Stock on the NYSE on December 31, 2024.

(3)
Mr. Fabbri was appointed Chief Executive Officer on February 23, 2023. Mr. Pittman, the Company’s previous Chief Executive Officer, continues to serve as Executive Chairman.

(4)
The Company announced Mr. Gilligan’s departure from the Company on May 28, 2024, and Mr. Gilligan’s employment with the Company ended on June 30, 2024.

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures for the Company for each of the last two completed fiscal years The following provides pay versus performance information pursuant to the scaled disclosure rules applicable to smaller reporting companies. In determining the “compensation actually paid” (“CAP”) to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s calculation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in the SCT, as well as the adjusted amounts required to be reported in this section for the years ended December 31, 2022, 2023 and 2024.

Pay versus Performance Table
Year	SCT Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average SCT Total for non-PEO NEOs(2)	Average CAP for non-PEO NEOs(3)	Value of Initial Fixed $100 Investment based on Total Shareholder Return	Net Income
2024	$2,083,836	$2,077,322	$1,483,638	$1,470,457	$116.51	$61,450,000
2023	$1,162,823	$1,171,621	$1,463,728	$1,517,090	$110.32	$31,681,000
2022	$2,066,603	$2,206,851	$800,471	$819,576	$106.12	$11,960,000

(1)
Our principal executive officer (“PEO”) for the year ended December 31, 2022 was Mr. Pittman. Our PEO for the years ended December 31, 2023 and 2024 was Mr. Fabbri. The dollar amounts reported in this column are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the SCT. See “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The non-PEO NEOs for the year ended December 31, 2022 were Messrs. Fabbri and Gilligan. The non-PEO NEOs for the year ended December 31, 2023 were Messrs. Pittman and Gilligan. The non-PEO NEOs for the year ended December 31, 2024 were Messrs. Pittman and Gilligan and Ms. Garrison. The dollar amounts reported in this column are the amounts of total compensation reported for our non-PEO NEOs for each corresponding year in the “Total” column of the SCT. See “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(3)
The dollar amounts reported in these columns represent the amount of “compensation actually paid” to our PEO and our non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and our non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

PEO SCT Total Compensation to CAP Reconciliation
Name	Year	PEO or Non-PEO NEO	SCT Total	To Calculate Executive CAP
				Deducted(1)	Added(2)	CAP
Luca Fabbri	2024	PEO	$2,083,836	$(545,001)	$538,487	$2,077,322
Paul Pittman	2024	NEO	$2,985,604	$(895,883)	$865,227	$2,954,948
James Gilligan	2024	NEO	$1,809,871	$(259,520)	$234,323	$1,784,674
Christine Garrison	2024	NEO	$870,409	$(124,568)	$128,934	$874,775
Luca Fabbri	2023	PEO	$1,162,823	$(494,993)	$503,791	$1,171,621
Paul Pittman	2023	NEO	$2,189,603	$(1,006,243)	$1,080,232	$2,263,592
James Gilligan	2023	NEO	$737,853	$(249,991)	$282,726	$770,588
Paul Pittman	2022	PEO	$2,066,603	$(749,998)	$890,246	$2,206,851
Luca Fabbri	2022	NEO	$937,197	$(377,494)	$456,600	$1,016,303
James Gilligan	2022	NEO	$663,744	$(199,994)	$159,099	$622,849

(1)
Deducted the amount reported in the SCT “Stock Awards” column.

(2)
Added (or subtracted, as applicable) (i) the end of year fair value of stock awards granted during the year that were outstanding and unvested at the end of the year, (ii) the change from the end of the prior fiscal year to the end of the applicable year in the fair value of stock awards granted in any prior year that are outstanding and unvested at the end of the year, and (iii) the change in the fair value of stock awards from the end of the prior fiscal year to the vesting date for stock awards granted in any prior year that vested during the applicable year. All fair values were computed in accordance with FASB ASC Topic 718.

Relationship Between CAP and Financial Measures
There is an important timing difference to consider when comparing the SCT to the CAP. The SCT includes stock awards, generally granted in the first quarter, following the completion and filing of the Annual Report on Form 10-K for such year ended December 31st. The stock awards included in the SCT are based on performance of the executive and the Company in the previous year. The CAP includes stock award changes in fair value (as explained in the table above), driven by stock price performance in the current year.
In 2022, the SCT included stock awards that were associated with performance in 2021. The CAP included stock award changes in fair value driven by stock price performance in 2022, which increased approximately 4%.
In 2023, the SCT included stock awards that were associated with performance in 2022. The CAP included stock award changes in fair value driven by stock price performance in 2023, which was relatively flat.
In 2024, the SCT included stock awards that were associated with performance in 2023. The CAP included stock award changes in fair value driven by stock price performance in 2024, which increased approximately 5%.
The following describes how each of the financial measures in the table above, across the period included, relate to the trends in the CAP to the PEO and the other NEOs (excluding NEOs that were hired, or retired, during the periods, making them non-comparable between the periods):
Total Shareholder Return (TSR):   The Company’s TSR was greater in 2024 compared to 2022 and 2023, driven by greater stock price performance in 2024, compared to 2022 and 2023. The greater stock price performance in 2024 compared to 2022 and 2023 contributed to larger CAP amounts in 2024, compared to 2022 and 2023.
Net Income:   Net income increased over 165% during 2023, compared to 2022. The CAP amount increased by approximately 3% for Mr. Pittman, 24% for Mr. Gilligan and 15% for Mr. Fabbri during 2023, compared to 2022. Net income increased by approximately 94% during 2024, compared to 203. The CAP amount increased by approximately 77% for Mr. Fabbri and 31% for Mr. Pittman. The CAP amount increased by approximately 132% for Mr. Gilligan primarily as a result of the mutual agreement to terminate the employment of Mr. Gilligan.
Employment Agreements
On March 9, 2018, we entered into employment agreements with Messrs. Pittman and Fabbri. Those agreements were subsequently amended and restated on December 13, 2018 to make minor clarifying amendments. In connection with their entry into the employment agreements, Messrs. Pittman and Fabbri’s prior employment agreements with the Company were terminated. Subsequently, on October 9, 2021, we amended our employment agreement with Mr. Fabbri solely to reflect his new title of President and entered into an employment agreement with Mr. Gilligan. The employment agreements with each of Messrs. Pittman and Fabbri had initial three-year terms with automatic one-year renewals thereafter, unless the executive or we provide notice of non-renewal to the other party. The employment agreement with Mr. Gilligan had an initial term ending on December 13, 2022 with automatic one-year renewals thereafter, unless Mr. Gilligan or we provided notice of non-renewal to the other party. In June 2024, Mr. Gilligan’s employment ended upon mutual agreement with the Company and Mr. Gilligan received a one-time severance payment of $1,372,848, calculated as a termination without cause under his employment agreement, as described further below. In July 2022, we entered into an employment agreement with Ms. Garrison. The employment agreement with Ms. Garrison had an initial three-year term with automatic one-year renewals thereafter, unless Ms. Garrison or we provide notice of non-renewal to the other party.

The employment agreements provide that:
•
if any of the NEO’s employment is terminated by us for “cause,” by the executive without “good reason,” as a result of a non-renewal of the employment term by the executive, or due to the executive’s death, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; and (iv) all approved, but unreimbursed, business expenses;

•
if any NEO’s employment is terminated by us without “cause,” by the executive for “good reason,” as a result of a non-renewal of the employment term by us, or in the event of a change in control, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iv) all approved, but unreimbursed, business expenses; (v) any COBRA continuation coverage premiums required for the coverage of the executive (and his or her eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive and his or her eligible dependents are no longer entitled to COBRA coverage; and (vi) a separation payment equal to the sum of three times (3x) for Mr. Pittman and two times (2x) for Messrs. Fabbri and Gilligan and Ms. Garrison their (A) then-current base salary, (B) the average of the three most recent annual bonuses earned by the executives and (C) the average value of any annual equity award(s) made in connection with the prior three annual grants during the employment term (excluding the initial grant of restricted shares described above, any awards made pursuant to multi-year, at performance or long-term performance program and any other non-recurring awards).

•
if any NEO’s employment is terminated due to the NEO’s “disability,” then we shall pay the executive (or the executive’s estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses prorated to the date of his or her disability; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of the executive (or his or her eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive and his or her eligible dependents are no longer entitled to COBRA coverage.

Additionally, if the executive’s employment is terminated by us without “cause,” by the executive for “good reason,” or as a result of a non-renewal of the employment term by us, all of the executive’s outstanding unvested equity-based awards (including, but not limited to, restricted stock and restricted stock units) will vest and become immediately exercisable and unrestricted, without any action by the Board or any committee thereof.
The executive’s right to receive the payments and benefits described above is subject to such executive’s delivery and non-revocation of an effective general release of claims in favor of the Company and compliance with customary restrictive covenant provisions, including, relating to confidentiality, noncompetition, nonsolicitation, cooperation and nondisparagement.
In addition, under the employment agreements, to the extent any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.

EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about shares of our Common Stock that may be issued under our Third Amended and Restated 2014 Equity Incentive Plan as of December 31, 2024.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans not approved by stockholders	—	—	206,389
Equity compensation plans approved by stockholders	—	—	—
Total	—	—	206,389
Policies and Practices Regarding Equity Grants
The Compensation Committee makes annual equity awards at approximately the same time each year. We do not have any program, plan, or obligation that requires us to grant equity awards on specified dates. The Compensation Committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet other special retention or performance objectives.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee is currently composed of Messrs. Good and Moore, Dr. Sherrick and Ms. Grafton, with Mr. Good serving as chair. The members of the Audit Committee are appointed by and serve at the discretion of the Board.
One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with our management.
The Audit Committee is also responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”).
The Audit Committee has received both the written disclosures and the letter from Plante & Moran, PLLC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Plante & Moran, PLLC its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by Plante & Moran, PLLC are compatible with maintaining the independence of Plante & Moran, PLLC from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for 2024 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Directors
John A. Good (Chair)
Jennifer S. Grafton
Danny D. Moore
Bruce J. Sherrick
The Report of the Audit Committee above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Exchange Act that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.
PRINCIPAL STOCKHOLDERS
The following table sets forth certain information as of March 10, 2025, regarding the beneficial ownership of shares of our Common Stock (unless otherwise indicated) by (a) each of our directors, (b) each of our named executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.
Unless otherwise indicated, the address of each person listed below is c/o Farmland Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237.
Name	Total Shares Beneficially Owned	Percentage of Outstanding Common Stock(1)
Paul A. Pittman	2,911,650(2)	6.3%
Luca Fabbri	347,100	*
Christine Garrison	33,589	*
James Gilligan	70,054	*
John A. Good	105,465	*
Jennifer S. Grafton	12,000	*
Bruce J. Sherrick	17,000(3)	*
Danny D. Moore	23,707	*
All executive officers, directors and director nominees as a group (9 people)	3,531,142	7.7%
More than 5% Beneficial Owners
The Vanguard Group(4) 100 Vanguard Blvd., Malvern, PA 19355	4,713,075	10.3%
Massachusetts Financial Services Company(5) 111 Huntington Avenue Boston, MA 02199	3,672,919	8.0%

Name	Total Shares Beneficially Owned	Percentage of Outstanding Common Stock(1)
BlackRock, Inc.(6) 50 Hudson Yards New York, NY 10001	3,543,092	7.7%
Global Alpha Capital Management Ltd.(7) 1800 McGill College, Suite 1300 Montreal, Quebec H3A 3J6	3,103,769	6.7%

(1)
Based on an aggregate of 45,990,382 shares of our Common Stock outstanding as of March 10, 2025.

(2)
Includes 5,300 shares held by Mr. Pittman’s spouse, 1,100 shares held by Mr. Pittman as UTMA custodian for his daughter, Catherine Pittman and 1,200 shares held by Mr. Pittman’s daughter Allison Pittman.

(3)
Includes 4,000 shares held in simplified employee pension plan.

(4)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 13, 2024 reporting beneficial ownership as of December 29, 2023. The Vanguard Group possesses sole voting power over 0 shares and sole dispositive power over 4,641,546 shares.

(5)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on November 12, 2024 reporting beneficial ownership as of September 30, 2024. Massachusetts Financial Services Company possesses sole voting power over 3,555,971 shares and sole dispositive power over 3,672,919 shares.

(6)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 26, 2024 reporting beneficial ownership as of December 31, 2023. BlackRock, Inc. possesses sole voting power over 3,675,523 shares and sole dispositive power over 3,784,006 shares.

(7)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on November 7, 2024 reporting beneficial ownership as of September 30, 2024. Global Alpha Capital Management Ltd. possesses sole voting power over 3,103,769 shares and sole dispositive power over 2,161,853 shares.

*
Less than 1.0%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction Policy
The Board has adopted a written related person transaction approval policy (“the Related Party Transaction Policies and Procedures” or the “policy”) to further the goal of ensuring that any related person transaction is properly reviewed, approved by the Audit Committee, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. The policy applies to transactions or arrangements between the Company and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups (the “Related Persons”). The policy does not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and directors, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with the Company’s Code of Business Conduct and Ethics and other procedures and guidelines implemented by the Company from time to time.
Under the policy, the Related Person is responsible for identifying and reporting to the Audit Committee any proposed related person transaction. In the event the Chief Executive Officer determines that it is impractical or undesirable to wait until an Audit Committee meeting can be convened in order to review a transaction with Related Person, the Chairperson of the Audit Committee may act as an authorized subcommittee on behalf of the Audit Committee to review the such transaction, so long as the Chairperson is a disinterested member with respect to such transaction. In connection with its review of a transaction with a Related Person, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Person's interest in the transaction.

After considering all the facts and circumstances available to the Audit Committee, the Audit Committee will approve, ratify or reject the transaction, in its discretion. All approved transactions with Related Persons will be disclosed to the full Board.
Indemnification of Officers and Directors
Our charter and bylaws provide for certain indemnification rights for our directors and officers and we enter into an indemnification agreement with each of our executive officers and directors providing for procedures for indemnification and the advancement by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, or in certain other capacities, to the maximum extent permitted by Maryland law.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory basis, the compensation of NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules.
As described in detail under the heading “Compensation of Named Executive Officers,” our executive compensation programs are designed to attract and retain executive talent and to align the interests of our NEOs with the interests of the Company and our stockholders by providing market competitive compensation that is closely tied to short-term and long-term performance goals set by our Compensation Committee.
The compensation of our NEOs is comprised of a mix of base salary, short-term incentive compensation and, from time to time, discretionary awards of restricted stock. Please read the “Compensation of Named Executive Officers” section beginning on page 19 for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our NEOs.
We are asking our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement. Accordingly, our Board is asking our stockholders to cast a non-binding, advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure.”
Vote Required and Recommendation
The vote on the compensation of our NEOs as disclosed in this Proxy Statement is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We have recommended that our stockholders should cast an advisory vote on the compensation of our NEOs on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our NEOs will be at the 2026 Annual Meeting. The affirmative vote of a majority of votes cast is required to approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosures.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4: APPROVAL OF FOURTH AMENDMENT AND RESTATEMENT OF THE FARMLAND PARTNERS INC. 2014 EQUITY INCENTIVE PLAN
At the Annual Meeting, stockholders will be asked to approve the Fourth Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan (the “2014 Plan”), which was adopted, subject to stockholder approval, by the Board on February 18, 2025. The only substantive changes implemented by the Amended Equity Plan are as follows:
•
Increase in Aggregate Share Limit.   The Amended Equity Plan authorizes a 500,000 share increase in the number of shares our Common Stock available for future award grants under the 2014 Plan to an aggregate of 2,415,851 shares, as of March 10, 2025. The 500,000 share increase represents approximately 1.1% of the combined total of the outstanding shares of our Common Stock and units of limited partnership interest (“OP units”) of Farmland Partners Operating Partnership, LP, the Company’s operating partnership subsidiary (the “Operating Partnership”), as of March 10, 2025.

•
Extension of Term.   The Amended Equity Plan extends the term of the 2014 Plan from May 7, 2031 to May 6, 2035.

If our stockholders approve this proposal, the Amended Equity Plan of the 2014 Plan will become effective immediately. If the Amended Equity Plan is not approved by our stockholders, the 2014 Plan will remain in place and the Amended Equity Plan will not become effective.
The Amended Equity Plan also includes non-substantive changes to remove certain provisions relating to Section 162(m) of the Code. These provisions, including limits on the number of shares subject to awards granted to an individual participant in any calendar year, were originally intended to comply with the performance-based compensation exemption of Section 162(m). However, in 2017, the Tax Cuts and Jobs Act amended Section 162(m) to remove this exemption, making those provisions obsolete.
Background of the Amended Equity Plan
At the time of our initial public offering, our Board adopted, and our initial stockholder approved, the 2014 Plan for the purpose of attracting and retaining non-employee directors, executive officers and other key employees and service providers, including officers and employees of our affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability. The 2014 Plan, including as amended and restated, provides for the grant of stock options, share awards (including unrestricted stock awards, restricted stock awards and restricted stock units), stock appreciation rights, dividend equivalent rights, performance awards, annual incentive cash awards and other equity-based awards, including LTIP units, which are convertible on a one-for-one basis into OP units.
The 2014 Plan adopted at the time of our initial public offering provided that the number of shares of our Common Stock that could be issued pursuant to awards under the 2014 Plan was equal to 6% of the total number of shares of our Common Stock issued in our initial public offering, which was completed on April 16, 2014. In connection with our initial public offering, we issued and sold an aggregate of 3,800,000 shares of our Common Stock. As a result, in accordance with the 2014 Plan, 228,000 shares, or 6% of the total number of shares of our Common Stock sold in our initial public offering, were eligible for issuance pursuant to awards under the 2014 Plan.
The Board adopted, subject to stockholder approval, the First Amended and Restated Farmland Partners Inc. 2014 Equity Incentive Plan (the “First Amendment and Restatement”), and on May 5, 2015, the First Amendment and Restatement was approved by our stockholders at our 2015 Annual Meeting. The First Amendment and Restatement increased the aggregate number of shares available for issuance under the 2014 Plan to 615,070. The Board adopted, subject to stockholder approval, the Second Amended and Restated Farmland Partners Inc. 2014 Equity Incentive Plan (the “Second Amendment and Restatement”), and on May 3, 2017, the Second Amendment and Restatement was approved by our stockholders at our 2017 Annual Meeting. The Second Amendment and Restatement increased the aggregate number of shares available for issuance under the 2014 Plan to 1,265,851. The Board adopted, subject to stockholder approval, the Third Amended and Restated Farmland Partners Inc. 2014 Equity Incentive Plan (the “Third Amendment and Restatement”), and on May 7, 2021, the Third Amendment and Restatement was approved by our stockholders at our 2021 Annual Meeting. The Third Amendment and Restatement increased the aggregate number of shares available for issuance under the 2014 Plan to 1,915,851. If the Amended Equity Plan is approved, the aggregate number of shares available for issuance under the 2014 Plan will increase to 2,415,851.
During the period commencing upon the completion of our initial public offering on April 16, 2014 through March 10, 2025, an aggregate of 1,859,313 of our Common Stock were granted and remain outstanding under the 2014 Plan, after giving effect to forfeitures of shares to the Company. Accordingly, as of the date of this Proxy Statement, only 37,491 shares of our Common Stock are available for future issuance under the 2014 Plan.
Discussion of the Increase in Aggregate Share Limit
The Board approved the additional share authority requested under the Amended Equity Plan based on its belief that the number of shares currently available under the 2014 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. The Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the quality directors, officers, employees and service providers it needs to move its business forward.
The Compensation Committee (which administers the 2014 Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward directors, officers and employees whose contributions are critical to the long-term success of the Company. While share usage may vary based on a variety of factors, the Compensation Committee anticipates that the additional shares requested will fund the equity compensation program through the end of the fiscal year ending December 31, 2027. The closing price of our Common Stock on March 10, 2025 was $11.02 per share.
The Compensation Committee believes that stockholder approval of increase in the shares authorized under the 2014 Plan is necessary for the Company to offer a competitive equity incentive program. The 2014 Plan is the Company’s only active equity incentive plan and the current number of shares remaining available for grant is insufficient to provide any meaningful recruitment or retention benefit to prospective or current directors, officers and employees. If stockholders do not approve the proposed increase in shares authorized under the 2014 Plan, the Company likely will be precluded from successfully attracting and retaining the best possible talent.
Summary of Material Terms of the 2014 Plan and Changes Made by the Amended Equity Plan
The complete text of the Amended Equity Plan is set forth as Appendix A hereto. The following is a summary of the material terms of the Amended Equity Plan and is qualified in its entirety by reference to Appendix A. A marked copy of the Amended Equity Plan that shows the changes to the 2014 Plan, as amended by the First Amendment and Restatement, Second Amendment and Restatement and Third Amendment and Restatement, is set forth as Appendix B hereto. For ease of reference, the marked copy of the Amended Equity Plan shows the deleted text in strikethrough format and added text underlined.
The 2014 Plan provides for the grant of stock options, share awards (including unrestricted stock awards, restricted stock awards and restricted stock units), stock appreciation rights (“SARs”), dividend equivalent rights, performance awards, annual incentive cash awards and other equity-based awards, including LTIP units, which are convertible on a one-for-one basis into OP units.
Term.   If this Proposal No. 4 is approved by our stockholders, the term of the 2014 Plan will be extended from May 7, 2031 to May 6, 2035, unless terminated by the Board prior to such date or amended to further extend the term of the 2014 Plan prior to such date.
Administration.   Our 2014 Plan is administered by our Compensation Committee or, in the absence of the Compensation Committee, by the Board or a committee selected by the Board. References below to our Compensation Committee include a reference to our Board or another committee appointed by our Board. Each member of our Compensation Committee that administers our 2014 Plan is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the NYSE listing rules and the rules and regulations of the SEC. Our Compensation Committee determines eligibility for and designates participants of our 2014 Plan, determines the type and amount of awards to be granted, determines the timing, terms, and conditions of any award (including the exercise price), and makes other determinations and interpretations as provided in our 2014 Plan. All decisions and interpretations made by our Compensation Committee with respect to our 2014 Plan are binding on us and participants. The Compensation Committee may delegate to one or more directors, or to the extent permitted by law, to one or more officers or a committee of officers, the authority to grant awards to certain persons under the 2014 Plan.
Eligible Participants.   All employees, officers, directors, consultants or advisers providing services to the Company or any of its subsidiaries and affiliates, including our Operating Partnership, are eligible to receive awards under our 2014 Plan. Incentive stock options, however, are only available to our employees. As of March 10, 2025, we had 24 employees, 4 non-employee directors and 4 consultants or advisors who were potentially eligible to participate in the 2014 Plan. Selection for receipt of an award would be based on our determination of whether the award will further the intended purposes of the 2014 Plan. Award determinations are discretionary, not formulaic.
Share Authorization.   Subject to the adjustment in the event of certain changes in capital structure as described below under “Adjustments for Stock Dividends and Similar Events,” the maximum aggregate number of shares of Common Stock reserved and available for awards granted under the 2014 Plan as of March 10, 2025 is 37,491 shares. If the proposed Amended Equity Plan is approved by our stockholders, the number of shares available for grant under the 2014 Plan would be increased to 537,491, as of March 10, 2025.
Each share and each LTIP unit underlying an award reduces the number of shares available for issuance under 2014 Plan by one share. If any award granted under the 2014 Plan lapses, expires, terminates, is settled in cash (in whole or in part) or otherwise is forfeited or canceled for any reason before it has vested or been exercised in full, the shares or LTIP units subject to such award will, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for awards under the 2014 Plan. If a SAR settled in shares is exercised, in whole or in part, the number of shares deemed to have been issued under the 2014 Plan is the full number of shares that were subject to the SAR, instead of the net number of shares actually issued upon the settlement of the SAR. The number of shares available for issuance under the 2014 Plan may not be increased by (a) any shares tendered or withheld in connection with the purchase of shares upon exercise of an option, (b) any shares deducted, withheld or delivered from an award in connection with tax withholding obligations, or (c) any shares we purchase with proceeds from option exercises. In connection with stock splits, distributions, recapitalizations and certain other events, our Board or Compensation Committee is authorized to make proportionate adjustments that it deems appropriate in the aggregate number of shares of Common Stock that may be issued under the 2014 Plan and the terms of outstanding awards.
Non-Employee Director Limit.   The combined maximum number of shares and LTIP units subject to awards granted during any calendar year to any non-employee director, taken together with any cash fees paid during the calendar year in respect of the non-employee director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). The Compensation Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual directors, as it may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
Prohibition on Repricing without Stockholder Approval.   The 2014 Plan prohibits direct and indirect repricing of stock options and SARs without first obtaining stockholder approval. Specifically, except in connection with anti-dilution and similar equitable adjustments to awards to account for certain corporate transactions or changes in capital structure, the Company may not, without stockholder approval: (a) amend the terms of outstanding stock options or SARs to reduce the exercise price, (b) cancel outstanding stock options or SARs in exchange for or substitution of stock options or SARs with an exercise price that is less than the exercise price of such stock options or SARs, (c) cancel outstanding stock options or SARs with an exercise price above the current fair market value of the Company’s Common Stock in exchange for cash or other securities, or (d) take any other action with respect to stock options or SARs that would be treated as a repricing under applicable stock exchange rules.

Stock Options.   A stock option entitles (but does not obligate) the participant to purchase shares of Common Stock in the future at a specified price. The 2014 Plan authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Internal Revenue Code (the “Code”)) and options that do not qualify as incentive stock options. Incentive stock options can be granted only to participants who are employees. The exercise price of each option is determined by our Compensation Committee, provided that the price cannot be less than 100% of the fair market value of shares of our Common Stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of Common Stock on the date of grant.
The term of an option cannot exceed ten years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for or substituted for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged or substituted for without stockholder approval.
The exercise price for any option is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of Common Stock (or attestation of ownership of such shares) with an aggregate fair market value, on the date on which the option is exercised, of the exercise price, (iii) to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by us or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form of consideration permissible by applicable laws, including net exercise and service to us. A participant will have no rights as a stockholder with respect to options until the shares of stock are actually issued in connection with the award.
Share Awards.   Our 2014 Plan also provides for the grant of share awards, including unrestricted stock, restricted stock and restricted stock units. A share award is an award of shares of Common Stock or stock units that may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine in its discretion. Restricted stock units are contractual promises to deliver shares of Common Stock in the future and may be settled in cash, shares, other securities or property (as determined by our Compensation Committee) upon the lapse of restrictions applicable to the award and otherwise in accordance with the award agreement. A restricted stock award is a grant of a specified number of shares of Common Stock that are subject to restrictions that limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that our Compensation Committee may require any dividends to be reinvested in shares. A participant who receives restricted stock units will have no rights of a stockholder with respect to the restricted stock units but may be granted the right to receive dividend equivalent rights. During the period, if any, when share awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her award shares.
No monetary payment is required for receipt of a restricted stock or restricted stock unit grant, except that the participant must furnish consideration in the form of cash or past or future services rendered having a value not less than the par value of the shares acquired, to the extent required by law. The purchase price for shares issuable under each stock purchase right will be established by the Compensation Committee in its discretion and may be paid in cash, by check, in cash equivalent, by such other lawful consideration as approved by the Plan Administrator, or any combination thereof.
Stock Appreciation Rights.   Our 2014 Plan authorizes our Compensation Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, Common Stock or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of shares of our Common Stock on the date of exercise over the shares’ fair market value on the date of grant. SARs will become exercisable in accordance with terms determined by our Compensation Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten years from the date of grant.
Performance Awards.   Our 2014 Plan also authorizes our Compensation Committee to grant performance awards. Performance awards represent the participant’s right to receive a compensation amount, based on the value of our Common Stock, if performance goals established by our Compensation Committee are met. Our Compensation Committee determines the applicable performance period, the performance goals and such other conditions that apply to the performance award. Performance goals may relate to our financial performance, the participant’s performance or such other criteria determined by our Compensation Committee in its discretion. If the performance goals are met, performance awards will be paid in cash, shares of Common Stock or a combination thereof.
The performance goals applicable to a performance or annual incentive awards under the 2014 Plan may include, without limitation, any one or more of the following performance measures, with or without adjustment: Funds from Operations (“FFO”); Adjusted FFO; earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation; operating (or gross) income or profit; pretax income before allocation of corporate overhead and/or bonus; operating efficiencies; operating income as a percentage of net revenue; return on equity, assets, capital, capital employed or investment; after tax operating income; net income; earnings or book value per share; financial ratios; cash flow(s); total rental income or revenues; capital expenditures as a percentage of rental income; total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income; stock price or total stockholder return, including any comparisons with stock market indices; appreciation in or maintenance of the price of the Common Stock or any of our publicly-traded securities; dividends; debt or cost reduction; comparisons with performance metrics of peer companies; comparisons of our stock price performance to the stock price performance of peer companies; strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or any combination thereof.
Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, our past performance or the past performance of any of our subsidiaries, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets. Such performance criteria could be used by our Compensation Committee in establishing performance goals, on a consolidated basis, and/or with respect to specified subsidiaries (except with respect to the total stockholder return and earnings per share criteria). Our Compensation Committee may appropriately adjust any evaluation of performance under the foregoing criteria to exclude any of the following events that occurs during a performance period: asset impairments or write-downs; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; any item that is either unusual or infrequent in nature, as determined in accordance with Accounting Standards Codification Topic 225-20 “Extraordinary and Unusual Items,” and/or as described and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; or any other event either not directly related to our operations or not within the reasonable control of our management.
As was the case under the 2014 Plan, the Compensation Committee may continue to use any of the performance goals in the above list for awards granted under the Amended Equity Plan, as well as any other performance goals that the Compensation Committee may select in its discretion.
Bonuses.   Cash performance bonuses payable under our 2014 Plan may be based on the attainment of performance goals that are established by our Compensation Committee and relate to one or more performance criteria described in the 2014 Plan. Cash performance bonuses must be based upon objectively determinable bonus formulas established in accordance with the 2014 Plan.

Dividend Equivalents.   Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid in cash or may be deemed reinvested in additional shares of stock and may be payable in cash, Common Stock or a combination of the two. To the extent the dividend equivalents are provided with respect to another award that vests or is earned based upon achievement of performance goals, any dividend equivalents will not be paid currently, but instead will be paid only to the extent the award vests. Our Compensation Committee determines the terms of any dividend equivalents.
Other Equity-Based Awards.   Our Compensation Committee may grant other types of equity-based awards under our 2014 Plan, including LTIP units. Other equity-based awards are payable in cash, Common Stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee in its discretion. The terms and conditions that apply to other equity-based awards are determined by our Compensation Committee in its discretion.
LTIP units are intended to be profits interests in the Operating Partnership, the rights and features of which, if applicable, are set forth in the agreement of limited partnership for the Operating Partnership (the “Partnership Agreement”). Subject to the terms and provisions of the 2014 Plan and the Partnership Agreement, the Compensation Committee, at any time and from time to time, may grant LTIP units to participants under the 2014 Plan in such amounts and upon such terms as the Compensation Committee determines in its discretion. LTIP units must be granted for service to the Operating Partnership.
Recoupment.   Any awards granted pursuant to our 2014 Plan will be subject to repayment to us to the extent provided under the terms of the Company’s Compensation Recoupment Policy. We reserve the right in any award agreement to cause a forfeiture of the gain realized by a recipient if such recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for “cause” as defined in our 2014 Plan, applicable award agreement or any other agreement between us or an affiliate and the recipient.
Change in Control.   If we experience a change in control in which awards that are outstanding prior to the change in control are assumed or continued by the surviving entity: (1) except for performance awards, all restricted stock, LTIP units and restricted stock units will vest and the underlying shares of Common Stock and all dividend equivalent rights will be delivered immediately before the completion of the change in control; or (2) at our Board’s or Compensation Committee’ s discretion, either all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon completion of the change in control, or all options, stock appreciation rights, restricted stock and restricted stock units will be cashed out before the change in control. In the case of performance awards denominated in shares or LTIP units, if more than half of the performance period has lapsed, the awards will be converted into restricted stock or restricted stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the awards will be converted into restricted stock assuming target performance has been achieved.
In summary, a change in control under our 2014 Plan occurs if:
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a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

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the consummation of a merger or consolidation, unless (1) the holders of our voting shares immediately prior to the merger have at least 50.1% of the combined voting power of the securities in the surviving entity or its parent or (2) no person owns 50% or more of the shares of the surviving entity or the combined voting power of our outstanding voting securities;

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we sell or dispose of all or substantially all of our assets; or

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individuals who constitute our Board cease for any reason to constitute a majority of our Board, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

Adjustments for Stock Dividends and Similar Events.   Our Compensation Committee is authorized to make appropriate adjustments in outstanding awards, the number of shares available for issuance under the 2014 Plan, and the annual equity award grant limitations under the 2014 Plan, to reflect stock splits and other similar events.

Non-transferability of Awards.   Except as otherwise permitted in an award agreement or by our Compensation Committee, awards under the 2014 Plan are not transferable other than by a pa1ticipant’s will or the laws of descent and distribution.
Term and Amendment.   Our Board may amend or terminate our 2014 Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants’ consent or violate our 2014 Plan’s prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the 2014 Plan. If approved by our stockholders at the 2025 Annual Meeting, the Amended Equity Plan will become effective immediately. And unless terminated sooner by our Board or our stockholders approve an extension of the 2014 Plan, the 2014 Plan will terminate on the tenth anniversary of the date that the Amended Equity Plan approved by our stockholders.
Grants Under the 2014 Plan
Grants under the 2014 Plan are discretionary and no grants have been made that are conditioned upon approval of the Amended Equity Plan. Consequently, it is not possible to predict the future grants that will be made and benefits that will be received by participants in the 2014 Plan. There are no options, warrants, or other rights that have been received or will be received by participants under the 2014 Plan.
Certain U.S. Federal Income Tax Consequences
The following summary briefly describes U.S. federal income tax consequences of options generally, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the 2014 Plan should consult their own professional tax advisors concerning tax aspects of rights under the 2014 Plan. Nothing in this Proxy Statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to us under U.S. federal tax law is not intended to imply that we will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.
Taxation of Stock Options.   With respect to nonqualified stock options, no income for federal income tax purposes will be recognized by the optionee (and no deduction will be permitted) upon the grant of the option. The difference between the option exercise price and the fair market value of the stock on the date the option is exercised will be taxable as ordinary income to the optionee. The Company or a subsidiary will generally be entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is recognized by the participant, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to us.
With respect to incentive stock options, if the optionee does not make a “disqualifying disposition” of stock acquired on exercise of such option, no income for federal income tax purposes will be recognized by the optionee upon the grant or exercise of the option, except that the amount by which the fair market value of the stock at time of exercise exceeds the option exercise price (the “ISO spread”) will be alternative minimum taxable income under the alternative minimum tax rules. In the event of a subsequent sale of the stock received upon exercise that was not a “disqualifying disposition,” any amount realized in excess of cost will be taxed as capital gain and any loss sustained will be capital loss. In such case, we will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option.
A “disqualifying disposition” will occur if the optionee makes a disposition of the shares received upon exercise within two years from the date of the granting of the option or within one year after exercise in respect of such shares. If a disqualifying disposition is made, the difference between the option exercise price and the lesser of (i) the fair market value of our stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock will be treated as ordinary income to the optionee at the time of disposition. We will generally be entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is recognized by the participant, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Any remaining gain realized by the optionee will be taxed as capital gain. A “disqualifying disposition” occurring in a year subsequent to the year of exercise for an amount less than the exercise price will not eliminate the treatment of the ISO spread as an alternative minimum tax preference item of the optionee in the year of exercise.
Restricted Stock.   The grant of restricted stock, including restricted stock with performance-based vesting conditions, will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock (if any) and the fair market value of the shares on the date that the restrictions lapse. The Company or a subsidiary is generally entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long- or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
Recipients of restricted stock, including restricted stock with performance-based vesting conditions, may make an election under Section 83(b) of the Code, which is referred to as a “Section 83(b) election,” to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock (if any) and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) election must be made within 30 days from the time the restricted stock is issued.
Restricted Stock Units.   Recipients of restricted stock units, including restricted stock units with performance-based vesting conditions, generally should not recognize income until such units are converted into cash or shares of stock, unless Section 409A of the Code applies. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units and performance units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year. The Company or a subsidiary is generally entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Restricted stock units and performance units also can be considered non-qualified deferred compensation and subject to the rules of Section 409A of the Code. A grant of restricted stock units or performance units that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest to such participant.
Dividends and Dividend Equivalents.   Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend and dividend equivalent payments received with respect to such awards, which income is subject to withholding for U.S. Federal income and employment tax purposes. The Company or a subsidiary is generally entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code.
Section 409A.   We intend to administer the 2014 Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code; however, we do not warrant that any award under the 2014 Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. We will not be liable to any participant for any tax, interest, or penalties that such participant might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the 2014 Plan.

Accounting Considerations.   We consider the accounting impact of all compensation paid to our executives, and equity awards are given special consideration pursuant to FASB ASC Topic 718.
Vote Required and Recommendation.
The affirmative vote of a majority of all the votes cast at the Annual Meeting is necessary for the approval of the 2014 Plan, meaning that the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal. In addition, the rules of the NYSE require that votes for the proposal must be at least a majority of the votes cast on the proposal (including votes for, against and abstentions). Accordingly, abstentions will have the legal effect of votes “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOURTH AMENDMENT AND RESTATEMENT OF THE FARMLAND PARTNERS INC. 2014 EQUITY INCENTIVE PLAN.

OTHER MATTERS
Other Matters to Come Before the 2025 Annual Meeting
No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.
Stockholders Proposals and Nominations for the 2026 Annual Meeting
Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2026 Annual Meeting must be received at our principal executive offices no later than November 24, 2025.
In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2026 Annual Meeting must be received no earlier than October 25, 2025 and no later than November 24, 2025. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Farmland Partners Inc. at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, Attention: Secretary, or contact us by telephone at (720) 452-3100. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
****
By Order of the Board of Directors,
Christine M. Garrison General Counsel and Secretary
Denver, Colorado March 24, 2025

APPENDIX A
FOURTH AMENDED AND RESTATED
FARMLAND PARTNERS INC. 2014 EQUITY INCENTIVE PLAN

A-i

A-ii

A-iii

FARMLAND PARTNERS INC.
2014 EQUITY INCENTIVE PLAN
(as amended and restated effective May 6, 2025)
Farmland Partners Inc., a Maryland corporation (the “Company”), sets forth herein the terms of its 2014 Equity Incentive Plan (the “Plan”), as follows:
1.
PURPOSE

The Plan is intended to provide (a) incentive to officers, employees, directors, consultants and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.
2.
DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1   “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.2   “Annual Incentive Award” means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14).
2.3   “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.
2.4   “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.
2.5   “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
2.6   “Benefit Arrangement” shall have the meaning set forth in Section 16.
2.7   “Board” means the Board of Directors of the Company.
2.8   “Cause” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Service Provider’s (i) continued failure to substantially perform duties, or gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction or plea of guilty or nolo contendere of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the

Company or an Affiliate; or (iv) material breach of any Company policy or term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.
2.9   “Change in Control” means:
(i)   Any “person” as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;
(ii)   During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;
(iii)   The consummation of a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or
(iv)   The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).
Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment, settlement or vesting (if vesting would be deemed a distribution with respect to the Award under Section 409A) shall occur with respect to such Award on account of the Change in Control transaction or event unless the transaction or event also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, as those terms are used in Code Section 409A(a)(2)(c)(v).
2.10   “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.11   “Committee” means the Committee constituted under Section 3 to administer the Plan.
2.12   “Common Stock” means the common stock of the Company, par value $0.01 per share.
2.13   “Company” means Farmland Partners Inc., a Maryland corporation.
2.14   “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

2.15   “Disability” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
2.16   “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
2.17   “Effective Date” means March 24, 2014, the date the Plan was approved by the stockholders of the Company.
2.18   “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.19   “Fair Market Value” means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:
(i)   If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Share shall be the closing price of a Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of a Share on the most recent date prior to such Determination Date on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.
(ii)   If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of a Share as determined by the Committee in good faith; provided, however, that if such Fair Market Value is used to determine an Option Price or a SAR Exercise Price, the Committee shall use a reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
2.20   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
2.21   “Good Reason” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee (i) a material adverse change to the Service Provider’s title or responsibilities; (ii) a material reduction in the Service Provider’s annual base salary or annual target bonus opportunity; or (iii) the relocation of the Service Provider’s principal place of employment to a location more than 35 miles from the Service Provider’s principal place of employment or the Company’s requiring the Service Provider to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Service Provider’s business travel obligations as of immediately prior to the Change in Control; provided, however, that the Service Provider must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition, such condition must not have been remedied by the Company within thirty (30) days of such written notice, and the termination must occur within ninety (90) days after such failure to remedy the event.
2.22   “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Committee.
2.23   “Grantee” means a natural person who receives or holds an Award under the Plan.
2.24   “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.25   “Long-Term Incentive Unit” or “LTIP Unit” means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.
2.26   “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.27   “Option” means an option to purchase one or more Shares pursuant to the Plan.
2.28   “Option Price” means the exercise price for each Share subject to an Option.
2.29   “Other Agreement” shall have the meaning set forth in Section 16.
2.30   “Other Equity-Based Award” means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.
2.31   “Outside Director” means a member of the Board who is not an officer or employee of the Company.
2.32   “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14).
2.33   “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.34   “Plan” means this Farmland Partners Inc. 2014 Equity Incentive Plan, as amended from time to time.
2.35   “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.
2.36   “Restatement Effective Date” means May 6, 2025, the date the fourth amendment and restatement of the Plan was approved by the stockholders of the Company.
2.37   “Restricted Stock” means Shares awarded to a Grantee pursuant to Section 10.
2.38   “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.
2.39   “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.40   “Service” means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. Except as may otherwise be required to comply with Code Section 409A, if the Service Provider’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates.
2.41   “Service Provider” means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.
2.42   “Share” means a share of Common Stock.
2.43   “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.
2.44   “Stock Units” means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.
2.45   “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.
2.46   “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).
2.47   “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.
2.48   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.
2.49   “Unrestricted Stock” shall have the meaning set forth in Section 11.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.
3.
ADMINISTRATION OF THE PLAN

3.1   Committee.   The Plan shall be administered by the Committee, constituted as follows:
(i)   The Committee will consist of the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board or such committee as the Board shall select. Once appointed, the Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board determines otherwise and except to the extent the Committee has properly delegated authority in accordance with this Section 3.1, at any time that the Company Shares are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a committee consisting of no fewer than two directors of the Company, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, and (B) an “independent director” for purpose of the rules and regulations of the Stock Exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors” and “independent directors” shall not render ineffective or void any Awards made by, or other actions taken by, such Committee.
(ii)   The Plan may be administered by different bodies with respect to different Grantees.

(iii)   Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Grantee, any stockholder and any employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.
(iv)   The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to employees and officers of the Company and its Affiliates who are not directors or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.
3.2   Terms of Awards.   Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(i)   designate Grantees;
(ii)   determine the type or types of Awards to be made to a Grantee;
(iii)   determine the number of Shares to be subject to an Award;
(iv)   establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(v)   prescribe the form of each Award Agreement evidencing an Award;
(vi)   interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement;
(vii)   correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect;
(viii)   establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;
(ix)   amend, modify, or reprice (except as such practice is prohibited by Section 3.4 herein) the terms of any outstanding Award; and
(x)   make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.
3.3   Forfeiture; Recoupment.   The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.
Any Awards granted under the Plan will be subject to repayment to the Company to the extent provided under the terms of the Company’s Compensation Recoupment Policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee, as determined by the Committee. In addition, without limiting the foregoing, such policy may otherwise authorize the Company to recover from a Grantee any amounts or awards as may in the future be prescribed by the rules and regulations of the Securities and Exchange Commission and/or the primary stock exchange on which the Shares are listed, if any.
3.4   No Repricing.   Except for adjustments to Options or SARs contemplated by Section 18, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price that is less than the exercise price of the original Options or SARs; (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price above the current Fair Market Value of a Share in exchange for cash or other securities; or (d) take any other action with respect to Options or SARS that would be treated as a repricing under the Stock Exchange or quotation system on which the Shares are principally traded.
3.5   Deferral Arrangement.   The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.
3.6   No Liability.   No member of the Board or the Committee (or any other person to whom administrative authority has been delegated hereunder) shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
3.7   Share Issuance/Book-Entry.   Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.
4.
SHARES SUBJECT TO THE PLAN

4.1   Number of Shares Available for Awards.   Subject to adjustment as provided in Section 18, the aggregate number of Shares available for issuance under this Plan (including pursuant to Incentive Stock Options) shall be 2,415,851. Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.
4.2   Adjustments in Authorized Shares.   The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.
4.3   Share Usage.   Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.
5.
EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1   Effective Date.   The Plan shall be effective as of the Effective Date.
5.2   Term.   The Plan first became effective on the Effective Date and was subsequently amended and restated effective as of May 5, 2015, May 3, 2017, and May 5, 2021.The Plan was subsequently further amended and restated, subject to approval by the stockholders of the Company effective as of the Restatement Effective Date. The Plan shall continue in effect until the 10-year anniversary of the Restatement Effective Date, unless sooner terminated on any date as provided in Section 5.3 or extended with approval by the stockholders of the Company.
5.3   Amendment and Termination of the Plan.   The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.4 or the option pricing provisions of Section 8.1 without the approval of the Company’s stockholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.
6.
AWARD ELIGIBILITY AND LIMITATIONS

6.1   Service Providers and Other Persons.   Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.
6.2   Non-Employee Director Limit.   The combined maximum number of Shares and LTIP Units subject to Awards granted during a single calendar year to any non-employee Director, taken together with any cash fees paid during the calendar year in respect of the non-employee Director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
6.3   Stand-Alone, Additional, Tandem and Substitute Awards.   Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.4, if an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.4, the Option Price of an Option or the SAR Exercise Price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.
AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.
8.
TERMS AND CONDITIONS OF OPTIONS

8.1   Option Price.   The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.
8.2   Vesting.   Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.
8.3   Term.   Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.
8.4   Termination of Service.   Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5   Limitations on Exercise of Option.   Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.
8.6   Method of Exercise.   Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Subject to the terms of Section 12 and Section 19.3, such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.
8.7   Rights of Holders of Options.   Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company’s stockholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8   Delivery of Share Certificates.   Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Shares subject to such Option as shall be consistent with Section 3.7.
8.9   Transferability of Options.   Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10   Family Transfers.   If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11   Limitations on Incentive Stock Options.   An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12   Notice of Disqualifying Disposition.   If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.
9.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1   Right to Payment and Grant Price.   A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

9.2   Other Terms.   The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.
9.3   Term.   Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4   Transferability of SARS.   Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.5   Family Transfers.   If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.
10.
TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1   Grant of Restricted Stock or Stock Units.   Awards of Restricted Stock or Stock Units may be made for consideration or no consideration. To the extent required by Applicable Law, Grantees will be required to pay the par value of the Shares; provided, however, that, to the extent permitted by Applicable Law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).
10.2   Restrictions.   At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14, and which shall be set forth in the Award Agreement relating to such grant. Except as authorized by the Committee in writing, neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.
10.3   Restricted Stock Certificates.   Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock have been granted, share certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.4   Rights of Holders of Restricted Stock.   Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Shares. Awards of Restricted Stock may provide for the right to receive any dividends declared or paid with respect to such Shares. The Award Agreement may provide that dividends are payable in cash or deemed reinvested in additional Shares of Restricted Stock at a price per Share equal to the Fair Market Value of a Share on the date that such dividend is paid. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, extraordinary dividend, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Absent advance written consent by the Committee, holders of Restricted Stock may not make an election under Code Section 83(b) with regard to the grant of Restricted Stock, and any holder who attempts to make such an election without first obtaining such consent shall forfeit the Restricted Stock.
10.5   Rights of Holders of Stock Units.
10.5.1   Voting and Dividend Equivalent Rights.
Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Stock Units, to direct the voting of the Shares subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders); provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights.
10.5.2   Creditor’s Rights.
A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6   Termination of Service.   Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.
10.7   Delivery of Shares.   Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee and set forth in the Award Agreement relating to such Restricted Stock or Stock Units, the restrictions applicable to Restricted Stock or Stock Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the Shares represented by the Stock Unit has been delivered.
11.
TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant (or sell) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. To the extent required by Applicable Law, Grantees will be required to pay the par value of any Shares received pursuant to an Award; provided, however, that, to the extent permitted by Applicable Law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).
The Committee may, in its sole discretion, grant Awards to Grantees in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.
12.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1   General Rule.   Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.
12.2   Surrender of Shares.   To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.
12.3   Cashless Exercise.   With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or, (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.
12.4   Other Forms of Payment.   To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.
13.
TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1   Dividend Equivalent Rights.   A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid in cash or may be deemed to be reinvested in additional Shares or Share-based Awards, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be based on the Fair Market Value of a Share on the date the dividend was paid.

13.2   Termination of Service.   Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.
14.
TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1   Grant of Performance Awards and Annual Incentive Awards.   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.
14.2   Value of Performance Awards and Annual Incentive Awards.   Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.
14.3   Earning of Performance Awards and Annual Incentive Awards.   Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
14.4   Form and Timing of Payment of Performance Awards and Annual Incentive Awards.   Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
14.5   Performance Conditions.   The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.
14.6   Performance Goals Generally.
The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.
14.7   Settlement of Awards; Other Terms.
Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

14.8   Performance Measures.
The performance goals applicable to a Performance or Annual Incentive Award may include, without limitation, any one or more of the following Performance Measures, with or without adjustment:
(a)   funds from operations;
(b)   adjusted funds from operations;
(c)   earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;
(d)   operating (or gross) income or profit;
(e)   pretax income before allocation of corporate overhead and/or bonus;
(f)   operating efficiencies;
(g)   operating income as a percentage of net revenue;
(h)   return on equity, assets, capital, capital employed or investment;
(i)   after tax operating income;
(j)   net income;
(k)   earnings or book value per share;
(l)   financial ratios;
(m)   cash flow(s);
(n)   total rental income or revenues;
(o)   capital expenditures as a percentage of rental income;
(p)   total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income;
(q)   stock price or total stockholder return, including any comparisons with stock market indices;
(r)   appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities;
(s)   dividends;
(t)   debt or cost reduction;
(u)   comparisons with performance metrics of peer companies;
(v)   comparisons of our stock price performance to the stock price performance of peer companies;
(w)   comparisons to land values reported by the United States Department of Agriculture;
(x)   strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or
(y)   any combination of any of the foregoing.
Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

Any Performance Measure(s) may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the performance of the Company, Subsidiary, and/or Affiliate or past performance or the past performance of any of the Company, Subsidiary, and/or Affiliate, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets, as the Committee may deem appropriate. The Committee also has the authority to adjust performance goals or provide for accelerated or additional vesting of any Award based on the achievement of performance goals. For the avoidance of doubt, the Committee may specify Performance Measures consistent with this Section 14.8 or such other Performance Measures (not listed above) as the Committee may determine.
14.9   Evaluation of Performance.
Without limiting the foregoing, the Committee may provide in any such Award that any evaluation of performance may include or exclude, without limitation, any of the following events that occur during a Performance Period: (a) asset impairments or write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any item that is either unusual or infrequent in nature, as determined in accordance with Accounting Standards Codification Topic 225-20 “Extraordinary and Unusual Items,” and/or as described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s annual report to stockholders for the applicable year; (f) foreign exchange gains and losses, (g) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; and (h) any other event either not directly related to operations or not within the reasonable control of management.
15.
TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Each LTIP Unit awarded will be equivalent to an award of one Share for purposes of reducing the number of Shares available under the Plan on a one-for-one basis pursuant to Section 4.3.
15.1   Vesting.   Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.
16.
PARACHUTE LIMITATIONS

Unless the Grantee is party to a written agreement or other legally enforceable contract that expressly addresses Code Section 280G or Code Section 4999 (in which case, the provisions in such agreement or contract relating to Code Section 280G and Code Section 4999 shall control and the provisions in this Section 16 shall not be applicable to the Grantee), if the Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate (an “Other Agreement”) providing any right to exercise, vesting, payment or benefit, and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:
(i)   to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the

Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”) and
(ii)   if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.
The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
17.
REQUIREMENTS OF LAW

17.1   General.   No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company’s status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
17.2   Rule 16b-3.   During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.
EFFECT OF CHANGES IN CAPITALIZATION

18.1   Changes in Shares.   If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.
18.2   Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.   Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.
18.3   Change in Control in which Awards are not Assumed. Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent Rights, Restricted Stock, LTIP Units or other Equity-Based Awards are not being assumed or continued:
(i)   in each case with the exception of any Performance Award, all outstanding Restricted Stock and LTIP Units shall be deemed to have vested, all Stock Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and
(ii)   either of the following two actions shall be taken:
(A)   fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

(B)   the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.
(iii)   for Performance Awards denominated in Shares, Stock Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Stock if no further restrictions apply).
(iv)   Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.
With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.
18.4   Change in Control in which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
The Plan, Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.
18.5   Adjustments.   Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

18.6   No Limitations on Company.   The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.
19.
GENERAL PROVISIONS

19.1   Disclaimer of Rights.   No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
19.2   Nonexclusivity of the Plan.   Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as it may determine to be desirable.
19.3   Withholding Taxes. The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the maximum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares, or such lesser amount as the Company may specify or as may be necessary to avoid adverse accounting treatment. Notwithstanding Section 2.20 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.
19.4   Captions.   The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
19.5   Other Provisions.   Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
19.6   Number and Gender.   With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
19.7   Severability.   If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
19.8   Governing Law.   The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
19.9   Code Section 409A.   The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute deferred compensation within the meaning of Code Section 409A, and the Plan and all Award Agreements shall be interpreted accordingly. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board. Notwithstanding anything to the contrary in this Plan or any Award Agreement, if a Grantee is deemed on the date of the Grantee’s termination of employment to be a “specified employee” within the meaning of Code Section 409A(a)(2)(B), then, to the extent required by Code Section 409A, any payment or the provision of any benefit pursuant to an Award that is considered deferred compensation under Code Section 409A and that is payable on account of such Grantee’s “separation from service” shall not be made or provided until the date which is the earlier of (i) the expiration of the six (6)-month period measured from the date of such “separation from service,” and (ii) the date of the Grantee’s death. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 19.9 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Grantee in a lump sum, and any remaining payments and benefits due under this this Plan and any Award Agreement shall be paid or provided in accordance with the normal payment dates specified for them therein.
* * *

APPENDIX B
FOURTH AMENDED AND RESTATED
FARMLAND PARTNERS INC. 2014 EQUITY INCENTIVE PLAN
MARKED COPY

B-i

B-ii

B-iii

FARMLAND PARTNERS INC.
2014 EQUITY INCENTIVE PLAN
(as amended and restated effective May ~~7, 2021~~6, 2025)
Farmland Partners Inc., a Maryland corporation (the “Company”), sets forth herein the terms of its 2014 Equity Incentive Plan (the “Plan”), as follows:
1.   PURPOSE
The Plan is intended to provide (a) incentive to officers, employees, directors, consultants and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.
2.   DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1   “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.2   “Annual Incentive Award” means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) ~~over a Performance Period of up to one (1) year (which shall correspond to the Company’s fiscal year, unless otherwise specified by the Committee)~~.
2.3   “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.
2.4   “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.
2.5   “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
2.6   “Benefit Arrangement” shall have the meaning set forth in Section 16.
2.7   “Board” means the Board of Directors of the Company.
2.8   “Cause” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Service Provider’s (i) continued failure to substantially perform duties, or gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction or plea of guilty or nolo contendere of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any Company policy or term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.
2.9   “Change in Control” means:
(i)   Any “person” as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;
(ii)   During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;
(iii)   The consummation of a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or
(iv)   The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).
Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment, settlement or vesting (if vesting would be deemed a distribution with respect to the Award under Section 409A) shall occur with respect to such Award on account of the Change in Control transaction or event unless the transaction or event also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, as those terms are used in Code Section 409A(a)(2)(c)(v).
2.10   “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.11   “Committee” means the Committee constituted under Section 3 to administer the Plan.
2.12   “Common Stock” means the common stock of the Company, par value $0.01 per share.
2.13   “Company” means Farmland Partners Inc., a Maryland corporation.
~~2.14 “Covered Employee” means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).~~

~~2.15~~ 2.14 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.
~~2.16~~2.15 “Disability” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
~~2.17~~2.16 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
~~2.18~~2.17 “Effective Date” means March 24, 2014, the date the Plan was approved by the stockholders of the Company.
~~2.19~~2.18 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
~~2.20~~2.19 “Fair Market Value” means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:
(i)   If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Share shall be the closing price of a Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of a Share on the most recent date prior to such Determination Date on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.
(ii)   If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of a Share as determined by the Committee in good faith; provided, however, that if such Fair Market Value is used to determine an Option Price or a SAR Exercise Price, the Committee shall use a reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
~~2.21~~2.20 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
~~2.22~~2.21 “Good Reason” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee (i) a material adverse change to the Service Provider’s title or responsibilities; (ii) a material reduction in the Service Provider’s annual base salary or annual target bonus opportunity; or (iii) the relocation of the Service Provider’s principal place of employment to a location more than 35 miles from the Service Provider’s principal place of employment or the Company’s requiring the Service Provider to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Service Provider’s business travel obligations as of immediately prior to the Change in Control; provided, however, that the Service Provider must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition, such condition must not have been remedied by the Company within thirty (30) days of such written notice, and the termination must occur within ninety (90) days after such failure to remedy the event.
~~2.23~~2.22 “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Committee.
~~2.24~~2.23 “Grantee” means a natural person who receives or holds an Award under the Plan.
~~2.25~~2.24 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
~~2.26~~2.25 “Long-Term Incentive Unit” or “LTIP Unit” means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.
~~2.27~~2.26 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.
~~2.28~~2.27 “Option” means an option to purchase one or more Shares pursuant to the Plan.
~~2.29~~2.28 “Option Price” means the exercise price for each Share subject to an Option.
~~2.30~~2.29 “Other Agreement” shall have the meaning set forth in Section 16.
~~2.31~~2.30 “Other Equity-Based Award” means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.
~~2.32~~2.31 “Outside Director” means a member of the Board who is not an officer or employee of the Company.
~~2.33~~2.32 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) ~~over a Performance Period of up to ten (10) years~~.
~~2.34 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.~~
~~2.35”Performance Measures” means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company’s stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.~~
~~2.36~~2.33 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
~~2.37~~2.34 “Plan” means this Farmland Partners Inc. 2014 Equity Incentive Plan, as amended from time to time.
~~2.38~~2.35 “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.
~~2.39~~2.36 “Restatement Effective Date” means May ~~7, 2021~~6, 2025, the date the ~~third~~ fourth amendment and restatement of the Plan was approved by the stockholders of the Company.

~~2.40~~2.37 “Restricted Stock” means Shares awarded to a Grantee pursuant to Section 10.
~~2.41~~2.38 “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.
~~2.42~~2.39 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
~~2.43~~2.40 “Service” means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. Except as may otherwise be required to comply with Code Section 409A, if the Service Provider’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates.
~~2.44~~2.41 “Service Provider” means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.
~~2.45~~2.42 “Share” means a share of Common Stock.
~~2.46~~2.43 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.
~~2.47~~2.44 “Stock Units” means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.
~~2.48~~2.45 “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.
~~2.49~~2.46 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).
~~2.50~~2.47 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.
~~2.51~~2.48 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.
~~2.52~~2.49 “Unrestricted Stock” shall have the meaning set forth in Section 11.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.
3.   ADMINISTRATION OF THE PLAN
3.1   Committee.
The Plan shall be administered by the Committee, constituted as follows:
(i)   The Committee will consist of the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board or such committee as the Board shall select. Once appointed, the Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board determines otherwise and except to the extent the Committee has properly delegated authority in accordance with this Section 3.1, at any time that the Company Shares are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a committee consisting of no fewer than two directors of the Company, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, and (B) ~~an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C)~~ an “independent director” for purpose of the rules and regulations of the Stock Exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” ~~“outside directors,”~~ and “independent directors” shall not render ineffective or void any Awards made by, or other actions taken by, such Committee.
(ii)   The Plan may be administered by different bodies with respect to different Grantees.
(iii)   Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Grantee, any stockholder and any employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.
(iv)   The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to employees and officers of the Company and its Affiliates who are not directors~~, Covered Employees,~~ or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.
3.2   Terms of Awards.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(i)   designate Grantees;
(ii)   determine the type or types of Awards to be made to a Grantee;
(iii)   determine the number of Shares to be subject to an Award;
(iv)   establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(v)   prescribe the form of each Award Agreement evidencing an Award;
(vi)   interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement;
(vii)   correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect;
(viii)   establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;
(ix)   amend, modify, or reprice (except as such practice is prohibited by Section 3.4 herein) the terms of any outstanding Award; and
(x)   make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.
3.3   Forfeiture; Recoupment.
The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.
~~If the Company adopts a “clawback” or recoupment policy, any Award~~ Any Awards granted pursuant to the Plan will be subject to repayment to the Company to the extent ~~so~~ provided under the terms of ~~such policy~~ the Company’s Compensation Recoupment Policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee ~~during a period of up to three (3) years~~, as determined by the Committee~~, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws~~. In addition, ~~notwithstanding~~ without limiting the foregoing, such policy may otherwise authorize the Company to recover from a Grantee any amounts or awards as may in the future be prescribed by the rules and regulations of the Securities and Exchange Commission and/or the primary stock exchange on which the Shares are listed, if any.
3.4   No Repricing.
Except for adjustments to Options or SARs contemplated by Section 18, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price that is less than the exercise price of the original Options or SARs; (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price above the current Fair Market Value of a Share in exchange for cash or other securities; or (d) take any other action with respect to Options or SARS that would be treated as a repricing under the Stock Exchange or quotation system on which the Shares are principally traded.
3.5   Deferral Arrangement.
The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.
3.6   No Liability.
No member of the Board or the Committee (or any other person to whom administrative authority has been delegated hereunder) shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
3.7   Share Issuance/Book-Entry.
Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

4.   SHARES SUBJECT TO THE PLAN
4.1   Number of Shares Available for Awards.
Subject to adjustment as provided in Section 18, the aggregate number of Shares available for issuance under this Plan (including pursuant to Incentive Stock Options) shall be 2,415,851~~1,915,851~~. Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.
4.2   Adjustments in Authorized Shares.
The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.
4.3   Share Usage.
Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.
5.   EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1   Effective Date.
The Plan shall be effective as of the Effective Date.
5.2   Term.
The Plan first became effective on the Effective Date and was subsequently amended and restated effective as of May 5, 2015, ~~and~~ May 3, 2017 and May 5, 2021.The Plan was subsequently further amended and restated, subject to approval by the stockholders of the Company effective as of the Restatement Effective Date. The Plan shall continue in effect until the 10-year anniversary of the Restatement Effective Date, unless sooner terminated on any date as provided in Section 5.3 or extended with approval by the stockholders of the Company.
5.3   Amendment and Termination of the Plan.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.4 or the option pricing provisions of Section 8.1 without the approval of the Company’s stockholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.
6.   AWARD ELIGIBILITY AND LIMITATIONS
6.1   Service Providers and Other Persons.
Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.
~~6.2   Limitation on Shares Subject to Awards and Cash Awards.~~
~~During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply, Awards intended to qualify as Performance-Based Compensation shall be subject to the following limitations:~~
~~(i)   the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year (for this purpose, tandem SARs/Options shall be treated as one Award);~~
~~(ii)   the maximum number of Shares that can be granted under the Plan, other than pursuant to Options or SARs, to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year; and~~
~~(iii)    the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be Five Million Dollars ($5,000,000) and the maximum amount that may be paid pursuant to cash-settled Performance Award granted in a calendar year to any person eligible for an Award shall be Five Million Dollars ($5,000,000).~~
~~The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.~~
~~6.3~~6.2 Non-Employee Director Limit.
The combined maximum number of Shares and LTIP Units subject to Awards granted during a single calendar year to any non-employee Director, taken together with any cash fees paid during the calendar year in respect of the non-employee Director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
~~6.4~~6.3 Stand-Alone, Additional, Tandem and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.4, if an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.4, the Option Price of an Option or the SAR Exercise Price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.
7.   AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.
8.
TERMS AND CONDITIONS OF OPTIONS

8.1
Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.
8.2
Vesting.

Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.
8.3
Term.

Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.
8.4
Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5
Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.
8.6
Method of Exercise.

Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Subject to the terms of Section 12 and Section 19.3, such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.
8.7
Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company’s stockholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
8.8
Delivery of Share Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Shares subject to such Option as shall be consistent with Section 3.7.
8.9
Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10
Family Transfers.

If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11
Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12
Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1
Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.
9.2
Other Terms.

The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.
9.3
Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4
Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.5
Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.
10.
TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1
Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for consideration or no consideration. To the extent required by Applicable Law, Grantees will be required to pay the par value of the Shares; provided, however, that, to the extent permitted by Applicable Law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).
10.2
Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14, and which shall be set forth in the Award Agreement relating to such grant. Except as authorized by the Committee in writing, neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.
10.3
Restricted Stock Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock have been granted, share certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.4
Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Shares. Awards of Restricted Stock may provide for the right to receive any dividends declared or paid with respect to such Shares~~; provided, however, that to the extent such dividend rights are provided with respect to Restricted Stock that vests or is earned based upon the achievement of performance goals, dividends shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares of Restricted Stock, vest) only to the extent (and when) such Restricted Stock vests~~. The Award Agreement may provide that dividends are payable in cash or deemed reinvested in additional Shares of Restricted Stock at a price per Share equal to the Fair Market Value of a Share on the date that such dividend is paid. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, extraordinary dividend, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Absent advance written consent by the Committee, holders of Restricted Stock may not make an election under Code Section 83(b) with regard to the grant of Restricted Stock, and any holder who attempts to make such an election without first obtaining such consent shall forfeit the Restricted Stock.
10.5
Rights of Holders of Stock Units.

10.5.1
Voting and Dividend Equivalent Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Stock Units, to direct the voting of the Shares subject to such Stock Units, or to receive notice of any meeting of the

Company’s stockholders); provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights.
10.5.2
Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6
Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.
10.7
Delivery of Shares.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee and set forth in the Award Agreement relating to such Restricted Stock or Stock Units, the restrictions applicable to Restricted Stock or Stock Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the Shares represented by the Stock Unit has been delivered.
11.
TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant (or sell) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. To the extent required by Applicable Law, Grantees will be required to pay the par value of any Shares received pursuant to an Award; provided, however, that, to the extent permitted by Applicable Law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).
The Committee may, in its sole discretion, grant Awards to Grantees in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.
12.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1
General Rule.

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2
Surrender of Shares.

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.
12.3
Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or, (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.
12.4
Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.
13.
TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1
Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs~~, and, provided, further, that to the extent such Dividend Equivalent Rights are provided with respect to an Award that vests or is earned based upon the achievement of performance goals, any dividend equivalent amounts shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares or Share-based Awards, issued) only to the extent such Award vest (with the Dividend Equivalent amount paid or issued, as the case may be, at the same time the cash is paid or Shares are issued at or after vesting of the Award)~~. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid in cash or may be deemed to be reinvested in additional Shares or Share-based Awards, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be based on the Fair Market Value of a Share on the date the dividend was paid.
13.2
Termination of Service.

Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.
14.
TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1
Grant of Performance Awards and Annual Incentive Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine. ~~For the avoidance of doubt, provisions in this Section 14 that were intended to satisfy requirements under Code Section 162(m) applicable to Performance-Based Compensation shall not be applicable to Performance or Annual Incentive Awards (including any related dividends or dividend equivalents) which are not intended to satisfy the performance-based compensation requirements under Code Section 162(m).~~
14.2
Value of Performance Awards and Annual Incentive Awards.

Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.
14.3
Earning of Performance Awards and Annual Incentive Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
14.4
Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
14.5
Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.
~~14.6~~
~~PERFORMANCE AWARDS OR ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES.~~

~~If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.~~
14.6~~.1~~   Performance Goals Generally.
The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. ~~Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially~~

~~uncertain.”~~ The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees. ~~For the avoidance of doubt, with respect to Performance or Annual Incentive Awards (including any related dividends or dividend equivalents) which are not intended to satisfy the performance-based compensation exception under Code Section 162(m), the Committee may specify performance goals consistent with this Section 14.6 or such other performance measures as the Committee may determine.~~
~~14.6.2   Timing For Establishing Performance Goals.~~
~~Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for “qualified performance-based compensation” under Code Section 162(m).~~
14.7~~6.3~~   Settlement of Awards; Other Terms.
Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.
14.8~~6.4~~   Performance Measures.
The performance goals ~~upon which the payment or vesting of~~ applicable to a Performance or Annual Incentive Award ~~to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to~~ may include, without limitation, any one or more of the following Performance Measures, with or without adjustment:
(a)
funds from operations;

(b)
adjusted funds from operations;

(c)
earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;

(d)
operating (or gross) income or profit;

(e)
pretax income before allocation of corporate overhead and/or bonus;

(f)
operating efficiencies;

(g)
operating income as a percentage of net revenue;

(h)
return on equity, assets, capital, capital employed or investment;

(i)
after tax operating income;

(j)
net income;

(k)
earnings or book value per share;

(l)
financial ratios;

(m)
cash flow(s);

(n)
total rental income or revenues;

(o)
capital expenditures as a percentage of rental income;

(p)   total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income;
(q)   stock price or total stockholder return, including any comparisons with stock market indices;
(r)   appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities;
(s)   dividends;
(t)   debt or cost reduction;
(u)   comparisons with performance metrics of peer companies;
(v)   comparisons of our stock price performance to the stock price performance of peer companies;
(w)   comparisons to land values reported by the United States Department of Agriculture;
~~(w)~~ (x)    strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or
~~(x)~~ (y)    any combination of any of the foregoing.
Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.
Any Performance Measure(s) may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the performance of the Company, Subsidiary, and/or Affiliate or past performance or the past performance of any of the Company, Subsidiary, and/or Affiliate, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets, as the Committee may deem appropriate. The Committee also has the authority to adjust performance goals or provide for accelerated or additional vesting of any Award based on the achievement of performance goals ~~pursuant to the Performance Measures specified in this Section 14~~. For the avoidance of doubt, the Committee may specify Performance Measures consistent with this Section 14.8 or such other Performance Measures (not listed above) as the Committee may determine.
14.9~~6.5~~   Evaluation of Performance.
~~The~~ Without limiting the foregoing, the Committee may provide in any such Award that any evaluation of performance may include or exclude, without limitation, any of the following events that occur during a Performance Period: (a) asset impairments or write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any item that is either unusual or infrequent in nature, as determined in accordance with Accounting Standards Codification Topic 225-20 “Extraordinary and Unusual Items,” and/or as described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s annual report to stockholders for the applicable year; (f) foreign exchange gains and losses, (g) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; and (h) any other event either not directly related to operations or not within the reasonable control of management. ~~To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.~~
~~14.6.6~~
~~Adjustment of Performance-Based Compensation.~~

~~Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.~~

~~14.6.7~~
~~Board Discretion.~~

~~In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.~~
~~14.7~~
~~Status of Awards Under Code Section 162(m).~~

~~It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, with respect to an Award that is intended to qualify as Performance-Based Compensation, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.~~
15.
TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Each LTIP Unit awarded will be equivalent to an award of one Share for purposes of reducing the number of Shares available under the Plan on a one-for-one basis pursuant to Section 4.3.
15.1
Vesting.

Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.
16.
PARACHUTE LIMITATIONS

Unless the Grantee is party to a written agreement or other legally enforceable contract that expressly addresses Code Section 280G or Code Section 4999 (in which case, the provisions in such agreement or contract relating to Code Section 280G and Code Section 4999 shall control and the provisions in this Section 16 shall not be applicable to the Grantee), if the Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate (an “Other Agreement”) providing any right to exercise, vesting, payment or benefit, and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:
(i)   to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the

Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”) and
(ii)   if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.
The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
17.
REQUIREMENTS OF LAW

17.1
General.

No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company’s status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
17.2
Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
18.
EFFECT OF CHANGES IN CAPITALIZATION

18.1
Changes in Shares.

If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.
18.2
Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.
18.3
Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent Rights, Restricted Stock, LTIP Units or other Equity-Based Awards are not being assumed or continued:
(i)   in each case with the exception of any Performance Award, all outstanding Restricted Stock and LTIP Units shall be deemed to have vested, all Stock Units shall be deemed to have vested and the

Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and
(ii)   either of the following two actions shall be taken:
(A)   fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or
(B)   the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.
(iii)   for Performance Awards denominated in Shares, Stock Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Stock if no further restrictions apply).
(iv)   Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.
With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.
18.4
Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
The Plan, Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

18.5
Adjustments.

Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.
18.6
No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.
19.
GENERAL PROVISIONS

19.1
Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
19.2
Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as it may determine to be desirable.
19.3
Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the maximum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares, or such lesser amount as the Company may specify or as may be necessary to avoid adverse accounting treatment. Notwithstanding Section 2.20 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.
19.4
Captions.

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
19.5
Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
19.6
Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
19.7
Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
19.8
Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
19.9
Code Section 409A.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute deferred compensation within the meaning of Code Section 409A, and the Plan and all Award Agreements shall be interpreted accordingly. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board. Notwithstanding anything to the contrary in this Plan or any Award Agreement, if a Grantee is deemed on the date of the Grantee’s termination of employment to be a “specified employee” within the meaning of Code Section 409A(a)(2)(B), then, to the extent required by Code Section 409A, any payment or the provision of any benefit pursuant to an Award that is considered deferred compensation under Code Section 409A and that is payable on account of such Grantee’s “separation from service” shall not be made or provided until the date which is the earlier of (i) the expiration of the six (6)-month period measured from the date of such “separation from service,” and (ii) the date of the Grantee’s death. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 19.9 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Grantee in a lump sum, and any remaining payments and benefits due under this this Plan and any Award Agreement shall be paid or provided in accordance with the normal payment dates specified for them therein.
* * *

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000664203_1 R1.0.0.2 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Mr. Luca Fabbri 02) Mr. John A. Good 03) Ms. Jennifer S. Grafton 04) Mr. Danny D. Moore 05) Mr. Paul A. Pittman 06) Dr. Bruce J. Sherrick FARMLAND PARTNERS INC. 4600 S. SYRACUSE STREET SUITE 1450 DENVER, COLORADO 80237 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on 05/05/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on 05/05/2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. 3. Advisory vote to approve the compensation of our named executive officers. 4. To approve the Fourth Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan. NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000664203_2 R1.0.0.2Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report to Stockholders/Form 10-K are available at www.proxyvote.comFARMLAND PARTNERS INC.Annual Meeting of StockholdersMay 6, 2025 10:00 AM EDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Paul A. Pittman and Luca Fabbri, or either of them, as proxies, each with the power toappoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot,all of the shares of common stock, $0.01 par value per share, of FARMLAND PARTNERS INC. (the "Company"), that theundersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on May 6, 2025, at 101Main Street West, White Sulphur Springs, WV 24986, and any adjournment or postponement thereof.For Proposal 1 (Election of Directors), you may vote "FOR" all of the nominees to the Board of Directors or you may"WITHHOLD" your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (Ratification of theAppointment of Crowe LLP), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting. For Proposal 3(Advisory Vote on Executive Compensation), you may vote “FOR” or “AGAINST” this proposal or “ABSTAIN” from voting. ForProposal 4 (Approval of the Fourth Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan),you may vote "FOR" or "AGAINST" this proposal or "ABSTAIN" from voting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side